As filed with the Securities and Exchange Commission on February 1, 2016

                                                         File No. 333-208696

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. ___

                        Post-Effective Amendment No. 1

                        (Check appropriate box or boxes)

                                PIONEER BOND FUND

               (Exact Name of Registrant as Specified in Charter)

                                 (617) 742-7825
                        (Area Code and Telephone Number)

                  60 State Street, Boston, Massachusetts 02109
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                                 Terrence Cullen
                       Pioneer Investment Management, Inc.
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                        Copies to: Roger P. Joseph, Esq.
                           Morgan, Lewis & Bockius LLP
                               One Federal Street
                           Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of Pioneer Bond Fund, a series of the Registrant.

It is proposed that this filing will become effective on February 1, 2016, pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

                         COMBINED INFORMATION STATEMENT

                                       OF

                         PIONEER GOVERNMENT INCOME FUND

                                      AND

                                 PROSPECTUS FOR

                               PIONEER BOND FUND
           (each, a "Pioneer Fund" and together, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:

                                60 State Street
                          Boston, Massachusetts 02109
                                 1-800-225-6292

To the Shareholders of Pioneer Government Income Fund:

     The Board of Trustees of your fund has approved the reorganization of your fund (the "Acquired Fund") with Pioneer Bond Fund (the "Acquiring Fund") after considering the recommendation of Pioneer Investment Management, Inc., the investment manager to your fund and concluding that the reorganization would be in the best interests of your fund.

     Following is a brief description of certain aspects of the Reorganization:

     o Your fund and the Acquiring Fund have similar investment objectives and both funds invest primarily in investment grade debt securities. However, the Acquiring Fund may invest in a significantly broader range of debt securities than your fund. Whereas your fund invests at least 80% of its assets in U.S. government securities, the Acquiring Fund invests at least 80% of its assets in investment grade debt securities, including corporate bonds and other debt instruments in addition to U.S. government securities. The Acquiring Fund also may invest up to 20% of its net assets in debt securities rated below investment grade (known as "junk bonds"). Accordingly, as a result of the Reorganization, shareholders of the Acquired Fund, as shareholders of the combined fund, will be exposed to greater investment risk in general, including greater credit exposure, and may experience greater volatility.

     o The combined fund will pay a lower management fee rate than the management fee rate paid by your fund.

     o The expense ratio of each class of shares of the combined fund is expected to be lower than the expense ratio of the corresponding class of shares of your fund.

     o The historical performance of the Acquiring Fund was generally higher than the historical performance of your fund.

     o Your fund has not achieved a sufficient size to allow for more efficient operations and is not likely to do so in the future. The combined fund may be better positioned to attract assets than your fund. The larger asset size of the combined fund may allow it, relative to your fund, to reduce per share expenses as fixed expenses will be shared over a larger asset base.

     o Upon completion of the Reorganization, you will hold shares of the corresponding class of the Acquiring Fund with the same aggregate net asset value as your holdings of shares of each class of the Acquired Fund immediately prior to the Reorganization.

     o    The transaction is expected to be treated as a Reorganization under
          Section 368(a) of the Internal Revenue Code of 1986, as amended, and shareholders therefore are not expected to recognize any taxable gain or loss on the exchange of their Acquired Fund shares for shares of the Acquiring Fund.

     The reorganization is expected to occur on or about March 18, 2016. No commission, redemption fee or other transactional fee will be charged as a result of the reorganization.

     The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the Acquiring Fund, outlines the differences between your fund and the Acquiring Fund, and provides details about the terms and conditions of the reorganization.

     The Board of Trustees of your fund has unanimously approved your fund's reorganization and believes the reorganization is in the best interests of your fund.

     If you have any questions, please call 1-800-225-6292.

                                                          Sincerely,

                                                          Christopher J. Kelley
                                                          Secretary
Boston, Massachusetts
February 1, 2016

                         COMBINED INFORMATION STATEMENT

                                       OF

                         PIONEER GOVERNMENT INCOME FUND

                                      AND

                                 PROSPECTUS FOR

                               PIONEER BOND FUND
           (each, a "Pioneer Fund" and together, the "Pioneer Funds")

           The address and telephone number of the Pioneer Funds is:

                                60 State Street
                          Boston, Massachusetts 02109
                                 1-800-225-6292

     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed on upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in either Pioneer Fund (each sometimes referred to herein as a "fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     This Information Statement/Prospectus concisely sets forth information that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

                               TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
INTRODUCTION                                                                           3
REORGANIZATION OF PIONEER GOVERNMENT INCOME FUND WITH PIONEER BOND FUND                6
OTHER IMPORTANT INFORMATION REGARDING THE REORGANIZATION                              29
TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION                                     31
TAX STATUS OF THE REORGANIZATION                                                      32
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS                                        37
FINANCIAL HIGHLIGHTS                                                                  55
OWNERSHIP OF SHARES OF THE PIONEER FUNDS                                              59
EXPERTS                                                                               62
AVAILABLE INFORMATION                                                                 62
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION - PIONEER GOVERNMENT
     INCOME FUND - PIONEER BOND FUND                                                 A-1

                                  INTRODUCTION

     This combined information statement/prospectus, dated February 1, 2016 (the "Information Statement/Prospectus"), is being furnished to shareholders of Pioneer Government Income Fund (the "Acquired Fund") in connection with the reorganization of the fund with Pioneer Bond Fund (the "Acquiring Fund"). Following the completion of the reorganization, you will be a shareholder in a fund that has the same investment adviser as your fund, similar investment objectives, and that has management fees that are no higher than your fund's management fees. However, the combined fund will be substantially larger in size. The reorganization does not require shareholder approval, and you are not being asked to vote.

     The Information Statement/Prospectus contains information you should know about the reorganization.

     A copy of the agreement and plan of reorganization that provides for the reorganization of your fund is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information
Statement/Prospectus, including Exhibit A, carefully.

     The date of this Information Statement/Prospectus is February 1, 2016.

     For more complete information about each Pioneer Fund, please read the fund's prospectus and statement of additional information, as they may be amended and/or supplemented. Each fund's prospectus and statement of additional information has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See "Where to Get More Information" below.

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Where to Get More Information
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
Each Pioneer Fund's current summary prospectus,              On file with the SEC (http://www.sec.gov) and available at no charge
prospectus, statement of additional information, and         by calling our toll-free number: 1-800-225-6292. See
any applicable supplements.                                  "Available Information."
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Each Pioneer Fund's most recent annual and semi-annual       On file with the SEC (http://www.sec.gov) and available at no charge
reports to shareholders.                                     by calling our toll-free number: 1-800-225-6292. See
                                                             "Available Information."
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A statement of additional information for this Information   On file with the SEC (http://www.sec.gov) and available at no charge
Statement/Prospectus (the "SAI"), dated February 1, 2016.    by calling our toll-free number: 1-800-225-6292. This SAI is
It contains additional information about the Pioneer Funds.  incorporated by reference into this Information Statement/Prospectus.
                                                             See "Available Information."
----------------------------------------------------------------------------------------------------------------------------------
To ask questions about this Information                      Call our toll-free telephone number: 1-800-225-6292.
Statement/Prospectus.
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

     The Acquired Fund's summary prospectus, prospectus and statement of additional information dated December 1, 2015, as supplemented, are incorporated by reference into this Information Statement/Prospectus.

Background to the Reorganization

     Pioneer Investment Management, Inc. ("Pioneer"), your fund's investment adviser, recommended the reorganization of your fund with the Acquiring Fund (the "Reorganization") for a number of reasons, including:

     o Your fund and the Acquiring Fund have similar investment objectives to provide current income and both funds invest primarily in investment grade debt securities. However, the Acquiring Fund may invest in a significantly broader range of debt securities than your fund.

     o The combined fund will pay a lower management fee rate than your fund. The expense ratio of each class of shares of the combined fund is expected to be lower than the expense ratio of the corresponding class of shares of your fund.

     o The historical performance of the Acquiring Fund was generally higher than the historical performance of your fund.

     o Your fund has not achieved a sufficient size to allow for more efficient operations and is not likely to do so in the future. The combined fund may be better positioned to attract assets than your fund. The larger asset size of the combined fund may allow it, relative to your fund, to reduce per share expenses as fixed expenses will be shared over a larger asset base.

     At a meeting held on November 10, 2015, the Board of Trustees of the funds unanimously approved the Reorganization of your fund. The Reorganization of your fund is not subject to approval by the shareholders of your fund.

How will the Reorganization work?

     o The Reorganization is scheduled to occur on or about March 18, 2016, but may occur on such later date as the parties may agree in writing (the "Closing Date").

     o Your fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume all of the Acquired Fund's liabilities.

     o The Acquiring Fund will issue Class A, Class C and Class Y shares to your fund in amounts equal to the aggregate net asset value of your fund's Class A, Class C and Class Y shares, respectively.

     o Shares of the Acquiring Fund will be distributed to you in proportion to the relative net asset value of your holdings of shares of each class of the Acquired Fund on the Closing Date. Therefore, upon completion of the Reorganization, you will hold shares of the corresponding class of the Acquiring Fund with the same aggregate net asset value as your holdings of shares of each class of the Acquired Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of each fund will be determined using the Pioneer Funds' valuation policies and procedures. Each fund's valuation policy and procedures are identical.

     o No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, any contingent deferred sales charge that applied to your Class A or Class C shares of the Acquired Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable contingent deferred sales charge, the period during which you held your shares will be included in the holding period of the shares you receive as a result of the Reorganization.

     o The Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by either fund or by the shareholders of either fund.

     o In approving the Reorganization, the Board of Trustees of each fund, including all of the Trustees who are not "interested" persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Pioneer Funds, Pioneer, or Pioneer Funds Distributor, Inc., the Pioneer Funds' principal underwriter and distributor ("PFD") (the "Independent Trustees"), has determined that the Reorganization is in the best interest of each fund and will not dilute the interests of shareholders. The Trustees have made this determination based on factors that are discussed below.

     o Shareholders of the Acquired Fund who determine that they do not wish to become shareholders of the Acquiring Fund may (a) redeem their shares of the Acquired Fund prior to the Closing Date or (b) exchange their shares of the Acquired Fund prior to the Closing Date for shares of another Pioneer Fund by contacting Pioneer or their investment professional or financial intermediary. Please note that a redemption or an exchange of shares of the Acquired Fund will be a taxable event and a shareholder may recognize a gain or loss for federal income tax purposes in connection with that transaction. In addition, any contingent deferred sales charge that applies to your Class A or Class C shares will be assessed in connection with a redemption of your shares of the Acquired Fund prior to the Closing Date.

     In addition to the Class A, Class C and Class Y shares to be issued in the Reorganization, the Acquiring Fund also offers other classes of shares. This Information Statement/Prospectus relates only to the Class A, Class C and Class Y shares to be issued in the Reorganization.

What was the basis of the Trustees' determination that the Reorganization was in the best interests of your fund?

     The Board of Trustees believes that reorganizing your fund with the Acquiring Fund offers you a number of potential benefits. These potential benefits and considerations include:

     o Your fund and the Acquiring Fund have similar investment objectives (to provide current income) and both funds invest primarily in investment grade debt securities. However, the Acquiring Fund may invest in a significantly broader range of debt securities than your fund, including corporate bonds and other debt instruments in addition to U.S. government securities. The Acquiring Fund also may invest up to 20% of its net assets in debt securities rated below investment grade (known as "junk bonds").

     o Your fund has not achieved a sufficient size to allow for more efficient operations and is not likely to do so in the future. The combined fund may be better positioned to attract assets than your fund. The larger asset size of the combined fund may allow it, relative to your fund, to reduce per share expenses as fixed expenses will be shared over a larger asset base.

     o The expense ratio of each class of shares of the combined fund is expected to be lower than the expense ratio of the corresponding class of shares of your fund.

     o The combined fund will pay a lower management fee rate than the management fee rate paid by your fund.

     o The historical performance of the Acquiring Fund was generally higher than the historical performance of your fund.

What are the federal income tax consequences of the Reorganization?

     As a condition to the closing of the Reorganization, the funds must receive an opinion of Morgan, Lewis & Bockius LLP to the effect that the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, subject to the limited exceptions described below under the heading "Tax Status of the Reorganization," it is expected that neither you nor your fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization. In addition, the holding period of shares you receive in the Reorganization will include the holding period of the shares that you surrender in the Reorganization, provided that you held those shares as capital assets on the date of the Reorganization. However, in accordance with the Pioneer Funds' policy that each Pioneer Fund distributes its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income tax thereon at the fund level), your fund will declare and pay a distribution of such income and gains to its shareholders shortly before the Reorganization. Such distribution may affect the amount, timing or character of taxable income that you realize in respect of your fund shares. For more information, see "Tax Status of the Reorganization" on page 32 of the Information Statement/Prospectus. The Pioneer Fund with which the Acquired Fund is being reorganized may make a comparable distribution to its shareholders shortly before the Reorganization. Additionally, following the Reorganization, the Acquiring Fund will continue to make distributions according to its regular distribution schedule. You will generally need to pay tax on those distributions even though they may include income and gains that were accrued and/or realized before you became a shareholder of the Acquiring Fund.

Who bears the expenses associated with the Reorganization?

     Each fund will bear approximately 25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees ("Reorganization Costs"). Pioneer will bear the remaining 50% of the Reorganization Costs. It is estimated that these expenses in the aggregate will not exceed $125,000, of which each fund will bear approximately $31,250.

    REORGANIZATION OF PIONEER GOVERNMENT INCOME FUND WITH PIONEER BOND FUND

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

     The Board of Trustees of your fund has approved the Reorganization of your fund with the Acquiring Fund. Each fund is managed by Pioneer and has similar investment policies, but there are certain differences between the funds, including:

     o The investment objectives of your fund and the Acquiring Fund are similar, but not identical. Your fund's investment objective is current income. The Acquiring Fund's investment objective is current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Acquiring Fund also seeks a relatively stable level of dividends.

     o Your fund and the Acquiring Fund both invest primarily in investment grade debt securities. However, the Acquiring Fund may invest in a significantly broader range of debt securities than your fund. Your fund invests at least 80% of its assets in U.S. government securities. In contrast, the Acquiring Fund invests at least 80% of its assets in investment grade debt securities, including corporate bonds and other debt instruments in addition to U.S. government securities. The Acquiring Fund also may invest up to 20% of its net assets in debt securities rated below investment grade (known as "junk bonds"). Accordingly, as a result of the Reorganization, the Acquired Fund's shareholders, as shareholders of the combined fund, will be exposed to greater investment risk in general, including greater credit exposure, and may experience greater volatility.

     The tables below compare certain features of your fund to the features of the Acquiring Fund that will be in effect upon completion of the Reorganization. In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and the Acquiring Fund.

               Comparison of Acquired Fund and the Acquiring Fund

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                     Pioneer Government Income Fund                       Pioneer Bond Fund
                     (the Acquired Fund)                                  (the Acquiring Fund)
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
Investment           Current income.                                      To provide current income from an investment grade
objective                                                                 portfolio with due regard to preservation of capital
                                                                          and prudent investment risk. The fund also seeks a
                                                                          relatively stable level of dividends; however, the
                                                                          level of dividends will be maintained only if
                                                                          consistent with preserving the investment grade
                                                                          quality of the portfolio.
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                     The fund's investment objective may be changed       The fund's investment objective may not be changed
                     without shareholder approval.                        without shareholder approval.
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Principal            Normally, the fund invests at least 80% of its net   The fund invests primarily in:
investment           assets (plus the amount of borrowings, if any, for
strategies           investment purposes) in U.S. government securities,  o  debt securities issued or guaranteed by the U.S.
                     and repurchase agreements and "when-issued"             government or its agencies and instrumentalities,
                     commitments with respect to these securities. For
                     purposes of satisfying the 80% requirement, the      o  debt securities, including convertible debt, of
                     fund also may invest in derivative instruments that     corporate and other issuers rated at least
                     provide exposure to U.S. government securities or       investment grade at the time of investment, and
                     have similar economic characteristics.                  comparably rated commercial paper,

                     U.S. government securities include U.S. Treasury     o  cash and cash equivalents, certificates of deposit,
                     obligations, such as bills, bonds and notes;            repurchase agreements maturing in one week or less and
                     obligations issued or guaranteed by U.S. government     bankers' acceptances.
                     agencies or instrumentalities, and obligations of
                     U.S. government-sponsored entities. Securities in    Normally, the fund invests at least 80% of its net
                     which the fund may invest include:                   assets (plus the amount of borrowings, if any, for
                                                                          investment purposes) in the securities described
                     o  U.S. Treasury obligations, which differ only in   above. Derivative instruments that provide exposure to
                        their interest rates, maturities and times of     such securities or have similar economic
                        issuance, including U.S. Treasury bills           characteristics, including but not limited to credit
                        (maturities of one year or less), U.S. Treasury   default swaps, may be used to satisfy the fund's 80%
                        notes (maturities of one to 10 years), and        policy.
                        U.S. Treasury bonds (generally maturities
                        greater than 10 years)
                                                                          The fund will provide written notice to shareholders
                     o  Obligations issued by or guaranteed as to         at least 60 days prior to any change to the
                        principal and interest by the U.S. Treasury and   requirement that it invest at least 80% of its assets
                        certain agencies and instrumentalities of the     as described above.
                        U.S. government, such as Government National
                        Mortgage Association (Ginnie Mae) certificates    Cash and cash equivalents include cash balances,
                        and Federal Housing Administration (FHA)          accrued interest and receivables for items such as the
                        debentures, for which the U.S. Treasury           proceeds, not yet received, from the sale of the
                        unconditionally guarantees payment of principal   fund's portfolio investments.
                        and interest
                                                                          U.S. government securities include U.S. Treasury
                     o  Obligations of issuers that are supported by the  obligations, such as bills, bonds and notes, and
                        ability of the issuer to borrow from the U.S.     obligations issued or guaranteed by U.S. government
                        Treasury                                          agencies or instrumentalities. These obligations may
                                                                          be supported by:
                     o  Obligations of the Private Export Funding
                        Corporation (PEFCO), which may be guaranteed by   o  the full faith and credit of the U.S. Treasury,
                        the Export-Import Bank of the U.S. (Ex-Im Bank),     such as securities issued by the Government
                        an agency of the U.S. government                     National Mortgage Association ("GNMA");

                     o  Obligations of U.S. government-sponsored          o  the authority of the U.S. government to purchase
                        entities that do not have any form of credit         certain obligations of the issuer, such as
                        support from the U.S. government, including the      securities issued by the Federal National Mortgage
                        Federal Home Loan Mortgage Corporation (Freddie      Association ("FNMA") and the Federal Home Loan
                        Mac), the Federal National Mortgage Association      Mortgage Corporation ("FHLMC");
                        (Fannie Mae), Federal Home Loan Banks (FHLBs),
                        Federal Farm Credit Banks (FFCB) and Tennessee    o  the limited authority of the issuer to borrow from
                        Valley Authority (TVA) Government-sponsored          the U.S. Treasury; or
                        entities, such as Freddie Mac, Fannie Mae, the
                        Federal Home Loan Banks, the Private Export       o  only the credit of the issuer.
                        Funding Corporation, the
                                                                             The fund may invest a substantial portion of its assets
                                                                             in mortgage-related securities, including "sub-prime"
                                                                             mortgages, and asset-backed securities.
                                                                             Mortgage-backed securities represent interests in
                                                                             pools of mortgage loans assembled for sale to
                                                                             investors by various U.S. governmental
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

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                    Pioneer Government Income Fund                        Pioneer Bond Fund
                    (the Acquired Fund)                                   (the Acquiring Fund)
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
                       Federal Farm Credit Banks and the Tennessee        agencies, government-related organizations and private
                       Valley Authority, although chartered or sponsored  issuers.
                       by Congress, are not funded by congressional
                       appropriations and the debt and mortgage-backed    The fund may invest in securities with a broad range
                       securities issued by them are neither guaranteed   of maturities and maintains an average portfolio
                       nor issued by the U.S. government.                 maturity which varies based upon the judgment of
                                                                          Pioneer Investment Management, Inc. (Pioneer), the
                    The fund will provide written notice to shareholders  fund's investment adviser.
                    at least 60 days prior to any change to the
                    requirement that it invest at least 80% of its        The fund manages its maturity and duration consistent
                    assets in U.S. government securities, and other       with the maturity and duration of the fund's
                    instruments as described above. The fund's            benchmark. As of December 31, 2015, the fund's
                    investments in mortgage-backed securities may         weighted average maturity was 9.48 years and its
                    include collateralized mortgage obligations (CMOs).   duration was 4.59 years.

                    The fund also may invest in asset-backed securities,  The fund's investments may have fixed or variable
                    subordinated debt securities and municipal            principal payments and all types of interest rate
                    securities, and may enter into mortgage dollar roll   payment and reset terms, including fixed rate,
                    transactions.                                         floating rate, inverse floating rate, zero coupon,
                                                                          when-issued, delayed delivery, to be announced and
                    The fund may invest in securities with a broad range  forward commitment, contingent, deferred and payment
                    of maturities, and maintains an average portfolio     in kind and auction rate features. The fund's
                    maturity which varies based upon the judgment of the  investments may include instruments that allow for
                    fund's investment adviser.                            balloon payments or negative amortization payments.

                    The fund manages its maturity and duration            The fund may invest up to 20% of its net assets in
                    consistent with the maturity and duration of the      debt securities rated below investment grade or, if
                    fund's benchmark. As of December 31, 2015, the        unrated, of equivalent credit quality as determined by
                    fund's weighted average maturity was 6.57 years and   Pioneer (known as "junk bonds"). The fund's investment
                    its duration was 4.70 years.                          in debt securities rated below investment grade may
                                                                          include debt securities rated "D" or better, or
                    The fund's investments may have fixed or variable     comparable unrated securities. Debt securities rated
                    principal payments and all types of interest rate     "D" are in default.
                    payment and reset terms, including fixed rate,
                    floating rate, inverse floating rate, zero coupon,    The fund may invest a portion of its assets in
                    contingent, deferred and payment in kind and auction  subordinated debt securities, municipal securities,
                    rate features.                                        preferred securities, and event-linked bonds and other
                                                                          insurance-linked securities.
                    Pioneer Investment Management, Inc. (Pioneer), the
                    fund's investment adviser, considers both broad       The fund may invest up to 15% of its total assets in
                    economic and issuer specific factors in selecting a   securities of non-U.S. issuers. Up to 5% of the fund's
                    portfolio designed to achieve the fund's investment   total assets may be invested in securities of emerging
                    objectives. In assessing the appropriate maturity     market issuers. The fund does not count securities of
                    and sector weighting of the fund's portfolio,         Canadian issuers against the limit on investment in
                    Pioneer considers a variety of factors that are       securities of non-U.S. issuers.
                    expected to influence economic activity and interest
                    rates. These factors include fundamental economic     Pioneer considers both broad economic and issuer
                    indicators, such as the rates of economic growth and  specific factors in selecting a portfolio designed to
                    inflation, Federal Reserve monetary policy and the    achieve the fund's investment objectives. In assessing
                    relative value of the U.S. dollar compared to other   the appropriate maturity, rating and sector weighting
                    currencies. Once Pioneer determines the preferable    of the fund's portfolio, Pioneer considers a variety
                    portfolio characteristics, Pioneer selects            of factors that are expected to influence economic
                    individual securities based upon the terms of the     activity and interest rates. These factors include
                    securities (such as yields compared to U.S.           fundamental economic indicators, such as the rates of
                    Treasuries or comparable issues) and sector           economic growth and inflation, Federal Reserve
                    diversification. In making portfolio decisions,       monetary policy and the relative value of the U.S.
                    Pioneer relies on the knowledge, experience and       dollar compared to other currencies. Once Pioneer
                    judgment of its staff and the staff of its            determines the preferable portfolio characteristics,
                    affiliates who have access to a wide variety of       Pioneer selects individual securities based upon the
                    research.                                             terms of the securities (such as yields compared to
                                                                          U.S. Treasuries or comparable issues), liquidity and
                                                                          rating, sector and issuer diversification. Pioneer
                                                                          also employs fundamental research to assess an
                                                                          issuer's credit quality, taking into account financial
                                                                          condition and profitability, future capital needs,
                                                                          potential for change in rating, industry outlook, the
                                                                          competitive environment and management ability. In
                                                                          making these portfolio decisions, Pioneer relies on
                                                                          the knowledge, experience and judgment of its staff
                                                                          and the staff of its affiliates who have access to a
                                                                          wide variety of research.
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

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                    Pioneer Government Income Fund                          Pioneer Bond Fund
                    (the Acquired Fund)                                     (the Acquiring Fund)
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
Portfolio           The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its
Turnover            portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.
------------------------------------------------------------------------------------------------------------------------------------
                    During the most recent fiscal year, the fund's          During the most recent fiscal year, the fund's
                    portfolio turnover rate was 16% of the average value    portfolio turnover rate was 81% of the average value
                    of its portfolio.                                       of its portfolio.
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Investment          Pioneer Investment Management, Inc.
Adviser
------------------------------------------------------------------------------------------------------------------------------------
Portfolio           Richard Schlanger, vice president and portfolio         Kenneth J. Taubes, executive vice president, U.S. Chief
Management          manager at Pioneer (portfolio manager of the fund       Investment Officer, and portfolio manager at Pioneer
                    since 2005); Charles Melchreit, director of             (portfolio manager of the fund since 2004); Charles
                    Investment-Grade Management, senior vice president      Melchreit, director of Investment-Grade Management,
                    and portfolio manager at Pioneer (portfolio manager     senior vice president and portfolio manager at Pioneer
                    of the fund since 2006).                                (portfolio manager of the fund since 2012).
------------------------------------------------------------------------------------------------------------------------------------
Fiscal Year End     July 31                                                 June 30
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Business            A diversified series of Pioneer Series Trust IV, an     A diversified series of Pioneer Bond Fund, an open-
                    open-end management investment company organized as     end management investment company organized as a
                    a Delaware statutory trust.                             Delaware statutory trust.
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Net assets          $101.2 million                                          $3.3 billion
(as of 12/31/15)
(unaudited)
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

                             PRINCIPAL INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
                       Pioneer Government Income Fund (the Acquired Fund) Pioneer Bond Fund (the Acquiring Fund)
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
                       A debt security is considered investment grade if it is:
Investment grade       o Rated BBB or higher at the time of purchase by Standard & Poor's Financial Services LLC;
securities             o Rated the equivalent rating by a nationally recognized statistical rating organization; or
                       o Determined to be of equivalent credit quality by Pioneer

                       Securities in the lowest category of investment grade (i.e., BBB) are considered to have speculative characteristics.
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Below Investment       No stated policy.                                  The fund may invest up to 20% of its net assets in debt
grade securities                                                          securities rated below investment grade or, if unrated,
("Junk Bonds")                                                            of equivalent quality as determined by Pioneer (known as
                                                                          "junk bonds"). The fund's investment in debt securities
                                                                          rated below investment grade may include debt securities
                                                                          rated "D" or better, or comparable unrated securities.
                                                                          Debt securities rated "D" are in default.

                                                                          A debt security is below investment grade if it is rated
                                                                          BB or lower by Standard & Poor's Financial Services LLC
                                                                          or the equivalent rating by another nationally recognized
                                                                          statistical rating organization or determined to be of
                                                                          equivalent credit quality by Pioneer. Debt securities
                                                                          rated below investment grade are commonly referred to as
                                                                          "junk bonds" and are considered speculative. Below
                                                                          investment grade debt securities involve greater risk of
                                                                          loss, are subject to greater price volatility and are
                                                                          less liquid, especially during periods of economic
                                                                          uncertainty or change, than higher quality debt
                                                                          securities. Below investment grade securities also may be
                                                                          more difficult to value.
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Debt Rating            For purposes of the fund's credit quality policies, if a security receives different ratings from
considerations         nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the fund's securities, Pioneer will consider if any action is appropriate in light of the fund's investment objectives and policies. An investor can still lose significant amounts when investing in investment grade securities. These ratings are used as criteria for the selection of portfolio securities, in addition to Pioneer's own assessment of the credit quality of potential investments.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed        The fund may invest in mortgage-backed             The fund may invest a substantial portion of its assets
securities             securities.                                        in mortgage-related securities, including "sub-prime"
                                                                          mortgages, and asset-backed securities. Mortgage-backed
                                                                          securities represent interests in pools of mortgage loans
                                                                          assembled for sale to investors by various U.S.
                                                                          governmental agencies, government-related organizations
                                                                          and private issuers.
------------------------------------------------------------------------------------------------------------------------------------
                       Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the
                       Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") or by
                       agencies of the U.S. government, such as the Government National Mortgage Association ("GNMA").
                       Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The fund's investments in mortgage-related securities may include mortgage derivatives and structured securities.

                       The fund may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying
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

                             PRINCIPAL INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
                       Pioneer Government Income Fund (the Acquired Fund) Pioneer Bond Fund (the Acquiring Fund)
------------------------------------------------------------------------------------------------------------------------------------
                       mortgages or other mortgage-backed securities. Depending upon the class of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay holders of other classes of the CMO or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to pay other classes. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed           The fund may invest in asset-backed securities. Asset-backed securities represent participations in, or
securities             are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The fund's investments in asset-backed securities may include derivative and structured securities.
------------------------------------------------------------------------------------------------------------------------------------
                                                                          The fund may invest in asset-backed securities issued
                                                                          by special entities, such as trusts, that are backed
                                                                          by a pool of financial assets. The fund may invest in
                                                                          collateralized debt obligations (CDOs), which include
                                                                          collateralized bond obligations (CBOs),
                                                                          collateralized loan obligations (CLOs) and other
                                                                          similarly structured securities. A CDO is a trust
                                                                          backed by a pool of fixed income securities. The
                                                                          trust typically is split into two or more portions,
                                                                          called tranches, which vary in credit quality, yield,
                                                                          credit support and right to repayment of principal
                                                                          and interest. Lower tranches pay higher interest
                                                                          rates but represent lower degrees of credit quality
                                                                          and are more sensitive to the rate of defaults in the
                                                                          pool of obligations. Certain CDOs may use
                                                                          derivatives, such as credit default swaps, to create
                                                                          synthetic exposure to assets rather than holding such
                                                                          assets directly.
------------------------------------------------------------------------------------------------------------------------------------
Floating rate loans    The fund may invest in floating rate loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers in connection with recapitalizations, acquisitions, and refinancings. These loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.
------------------------------------------------------------------------------------------------------------------------------------
Subordinated           The fund may invest in securities that are subordinated or "junior" to more senior securities of the
securities             issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.
------------------------------------------------------------------------------------------------------------------------------------
Non-U.S.               No stated policy. The fund is permitted to         The fund may invest up to 15% of its total assets in
investments            invest in non-U.S. investments subject to its      securities of non-U.S. issuers. Up to 5% of the
                       policy to invest at least 80% of its assets in     fund's total assets may be invested in securities of
                       U.S. government securities.                        emerging market issuers.

                                                                          Non-U.S. issuers are issuers that are organized and
                                                                          have their principal offices outside of the United
                                                                          States. Non-U.S. securities may be issued by non-
                                                                          U.S. governments, banks or corporations, or private
                                                                          issuers, and certain supranational organizations,
                                                                          such as the World Bank and the European Union. The
                                                                          fund considers emerging market issuers to include
                                                                          issuers organized under the laws of an emerging
                                                                          market country, issuers with a principal office in an
                                                                          emerging market country, issuers that derive at least
                                                                          50% of their gross revenues or profits from goods or
                                                                          services produced in emerging markets, and emerging
                                                                          market governmental issuers.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          Pioneer Government Income Fund (the Acquired Fund)  Pioneer Bond Fund (the Acquiring Fund)
------------------------------------------------------------------------------------------------------------------------------------
Event-linked bonds and    No stated policy. The fund is permitted to invest   The fund may invest in "event-linked" bonds, which
other insurance-linked    in event-linked bonds and other insurance-linked    sometimes are referred to as "insurance-linked" or
securities                securities subject to its policy to invest at       "catastrophe" bonds. Event-linked bonds are debt
                          least 80% of its assets in U.S. government          obligations for which the return of principal and
                          securities.                                         the payment of interest are contingent on the non-
                                                                              occurrence of a pre-defined "trigger" event, such as
                                                                              a hurricane or an earthquake of a specific magnitude
                                                                              or other event that leads to physical or economic
                                                                              loss. For some event-linked bonds, the trigger
                                                                              event's magnitude may be based on losses to a
                                                                              company or industry, industry indexes or readings of
                                                                              scientific instruments rather than specified actual
                                                                              losses. The fund is entitled to receive principal
                                                                              and interest payments so long as no trigger event
                                                                              occurs of the description and magnitude specified by
                                                                              the instrument.

                                                                              Event-linked bonds may be issued by government
                                                                              agencies, insurance companies, reinsurers, special
                                                                              purpose corporations or other on-shore or off-shore
                                                                              entities. The fund may invest in interests in pooled
                                                                              entities that invest primarily in event-linked
                                                                              bonds.

                                                                              Event-linked bonds are typically rated by at least
                                                                              one nationally recognized statistical rating agency,
                                                                              but also may be unrated. The rating for an
                                                                              event-linked bond primarily reflects the rating
                                                                              agency's calculated probability that a pre-defined
                                                                              trigger event will occur. This rating also assesses
                                                                              the event-linked bond's credit risk and the model
                                                                              used to calculate the probability of a trigger
                                                                              event.

                                                                              In addition to event-linked bonds, the fund may also
                                                                              invest in other insurance-linked securities,
                                                                              including structured reinsurance instruments such as
                                                                              quota share instruments (a form of proportional
                                                                              reinsurance whereby an investor participates in the
                                                                              premiums and losses of a reinsurer's portfolio of
                                                                              catastrophe-oriented policies, sometimes referred to
                                                                              as "reinsurance sidecars") and collateralized
                                                                              reinsurance investments, industry loss warranties,
                                                                              and other insurance- and reinsurance-related
                                                                              securities. Quota share instruments and other
                                                                              structured reinsurance instruments generally will be
                                                                              considered illiquid securities by the fund.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon securities    No stated policy. The fund is permitted to invest   The fund may invest in zero coupon securities. Zero
                          in zero coupon securities.                          coupon securities are debt instruments that do not
                                                                              pay interest during the life of the security but are
                                                                              issued at a discount from the amount the investor
                                                                              will receive when the issuer repays the amount
                                                                              borrowed (the face value). The discount approximates
                                                                              the total amount of interest that would be paid at
                                                                              an assumed interest rate.
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"When-issued", delayed    The fund may purchase and sell securities,          No stated policy. The Acquiring Fund is permitted to
delivery, to be           including mortgaged-backed securities, on a         invest in "when-issued", delayed delivery, to be
announced and forward     when-issued, delayed delivery, to be announced or   announced and forward commitment transactions.
commitment transactions   forward commitment basis. These transactions
                          arise when securities are purchased or sold by
                          the fund with payment and delivery taking place
                          at a fixed future date. The fund will not earn
                          income on these securities until delivered. The
                          fund may engage in these transactions when it
                          believes they would result in a favorable price
                          and yield for the security being purchased or
                          sold.
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

------------------------------------------------------------------------------------------------------------------------------------
                            Pioneer Government Income Fund (the Acquired Fund)            Pioneer Bond Fund (the Acquiring Fund)
------------------------------------------------------------------------------------------------------------------------------------
Mortgage dollar             The fund may enter into mortgage dollar roll transactions to  No stated policy. The Acquiring Fund
roll transactions           earn additional income. In these  transactions, the fund      is permitted to invest in mortgage
                            sells a U.S. agency mortgage-backed security and              dollar roll transactions.
                            simultaneously agrees to purchase at a future date another
                            U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive
                            interest and principal payments in the security it sold.
                            However, the fund benefits from the interest earned on
                            investing the proceeds of the sale and may receive a fee or a lower repurchase price.
------------------------------------------------------------------------------------------------------------------------------------
Derivatives                 The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. The fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:

                            o  In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

                            o  As a substitute for purchasing or selling securities

                            o  To attempt to increase the fund's return as a non-hedging strategy that may be considered speculative

                            o  To manage portfolio characteristics (for example, the duration or credit quality of the fund's portfolio)

                            o  As a cash flow management technique

                            The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
------------------------------------------------------------------------------------------------------------------------------------
Inverse floating rate       The fund may invest in inverse floating rate obligations (a type of derivative instrument). The
obligations                 interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements       In a repurchase agreement, the fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
------------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase          The fund may enter into reverse repurchase agreements pursuant to which the fund transfers
agreements and borrowing    securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 331/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
------------------------------------------------------------------------------------------------------------------------------------
Cash management and         Normally, the fund invests substantially all of its assets to meet its investment objectives. The
temporary investments       fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the fund to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading          The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.
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

Comparison of Principal Risks

     Please note that, as indicated above, as a result of the Reorganization, the Acquired Fund's shareholders, as shareholders of the combined fund, will be exposed to greater investment risk in general, including greater credit exposure, and may experience greater volatility. As shareholders of the combined fund, Acquired Fund shareholders also will be exposed to the risks of investing in high yield or "junk" bonds, among other risks. These risks are described in detail below.

     The following describe the common risks of investing in the Acquired Fund and the Acquiring Fund.

     You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives.

     Market risk. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions may not have the same impact on all types of securities. The values of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position. Particularly during periods of declining or illiquid markets, the fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, and could cause the remaining shareholders in the fund to lose money. This redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs.

     Interest rate risk. The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities and therefore the value of your investment in the fund, generally falls. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. For example, if interest rates increase by 1%, the value of a fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. Calculations of duration and maturity may be based on estimates and may not reliably predict a security's price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short-and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund's yield, may decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received and distributed by the fund.

     Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Yield generated by the fund may decline due to a decrease in market interest rates.

     Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security's credit rating is downgraded or the credit quality or value of an underlying asset declines, the value of your investment could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund's interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

     Prepayment or call risk. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

     Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

     To the extent the fund invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

     Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to purchase or sell. Although most of the fund's securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities or when dealer market-making capacity is otherwise reduced, and this is more likely to occur as a result of the reduction of market support activity by the Federal Reserve. A lack of liquidity or other adverse credit market conditions may affect the fund's ability to sell the securities in which it invests or to find and purchase suitable investments. These illiquid investments may also be difficult to value. If the fund is forced to sell or unwind an illiquid investment to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities and other investments, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal. If an auction fails for an auction rate security, there may be no secondary market for the security and the fund may be forced to hold the security until the security is refinanced by the issuer or a secondary market develops. To the extent the fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

     Portfolio selection risk. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

     U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund's investments in obligations issued by the U.S. Treasury to decline.

     U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal Home Loan Banks ("FHLBs"), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

     Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

     Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

     Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

     Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that the underlying borrowers will be unable to meet their obligations.

     At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

     The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely.

     The fund may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.

     In response to the financial crisis that began in 2008, the Federal Reserve has attempted to keep mortgage rates low by acting as a buyer of mortgage-backed assets. This support has recently ended. As a result, mortgage rates may rise and prices of mortgage-backed securities may fall. To the extent the fund's assets are invested in mortgage-backed securities, returns to fund investors may decline.

     Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying asset or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

     Risks of investing in floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. In the event of a default, the fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the fund's access to collateral, if any, may be limited by bankruptcy law. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, Pioneer will seek to avoid receiving material, non-public information about the issuer of a loan either held by, or considered for investment by, the fund, and this decision could adversely affect the fund's investment performance. Loans may not be considered "securities," and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

     Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

     Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from those projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments.

     Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities that pay income periodically and in cash. These securities are more likely to respond to changes in interest rates than interest-bearing securities having similar maturities and credit quality. These securities are more sensitive to the credit quality of the underlying issuer. Payment in kind securities may be difficult to value because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

     The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.

     Unlike bonds that pay interest throughout the period to maturity, the fund generally will realize no cash until maturity and, if the issuer defaults, the fund may obtain no return at all on its investment. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders and, in addition, could reduce the fund's reserve position and require the fund to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.

     Risks of investing in "when-issued", delayed delivery, to be announced and forward commitment transactions. The market value of these transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund's overall investment exposure. There is also a risk that the security will not be issued or that the other party to the transaction will default on its obligation to purchase or sell the security, which may result in the fund missing the opportunity to obtain a favorable price or yield elsewhere.

     Derivatives risk. Using swaps, futures and other derivatives exposes the fund to special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the fund's volatility, which is the degree to which the fund's share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund's use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

     Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

     Swap agreements and options to enter into swap agreements ("swaptions") tend to shift the fund's investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as the exchange of floating rate payments for fixed interest payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than it would have been if the fund had not entered into the interest rate swap.

     The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.

     The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund's obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. The fund's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.

     Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

     Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

     Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

     Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

     Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ - higher or lower - from the fund's last valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. Fixed income securities are typically valued using fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

     Cash management risk. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objectives.

     Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

In addition to the common risks of investing in the Acquired Fund and the Acquiring Fund, the following are additional principal risks of investment in the Acquiring Fund:

     High yield or "junk" bond risk. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Junk bonds may also be less liquid than higher-rated securities, which means that the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. Junk bonds generally are issued by less creditworthy issuers. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems junk bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

     Risks of investing in insurance-linked securities. The return of principal and the payment of interest on "event-linked" bonds and other insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude or other event that leads to physical or economic loss. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the fund may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Insurance-linked securities may provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the fund's investment in an event-linked bond or other insurance-linked security may be priced using fair value methods. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the fund may be forced to liquidate positions when it would not be advantageous to do so. Certain insurance-linked securities represent interests in baskets of underlying reinsurance contracts. The fund has limited transparency into the individual contracts underlying such securities and therefore must rely on the risk assessment and sound underwriting practices of the issuer. Certain insurance-linked securities may be difficult to value.

     Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

     Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political, regulatory and social developments may adversely affect the securities markets

     o It may be difficult for the fund to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country

     o Withholding and other non-U.S. taxes may decrease the fund's return. The value of the fund's foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country

     o Some markets in which the fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

     o It is often more expensive for the fund to buy, sell and hold securities in certain foreign markets than in the United States

     o A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms

     o Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

     o A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the fund's investments in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries

     o If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities

     Risks of convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible security is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

     Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

     The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.

     Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve heightened risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller's payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.

The following is an additional principal risk of the Acquired Fund; as noted above, the Acquiring Fund is also permitted to invest in mortgage dollar roll transactions:

     Mortgage dollar roll transactions risk. The benefits to the fund from mortgage dollar roll transactions depend upon the adviser's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

Comparison of Fees and Expenses

     Shareholders of both Pioneer Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Pioneer Fund. The expenses in the tables appearing below are based on (i) for the Acquired Fund, expenses for the twelve-month period ended July 31, 2015, and (ii) for the Acquiring Fund, expenses for the twelve-month period ended June 30, 2015. Future expenses for all share classes may be greater or less. The tables also show the combined fund's pro forma expenses assuming the Reorganization occurred on June 30, 2015.

                                                                                    Combined
                                                           Pioneer      Pioneer      Pioneer
                                                         Government      Bond       Bond Fund
                                                         Income Fund     Fund      (Pro Forma
                                                         (12 months   (12 months   12 months
                                                            ended        ended        ended
                                                           July 31,    June 30,      June 30,
                                                            2015)        2015)        2015)
---------------------------------------------------------------------------------------------
Shareholder transaction fees
    (paid directly from your investment)                   Class A      Class A      Class A
Maximum sales charge (load) when you buy
    shares as a percentage of offering price                 4.50%        4.50%        4.50%
Maximum deferred sales charge (load) as a percentage
    of offering price or the amount you receive when
    you sell shares, whichever is less                       None(1)      None         None

Annual Fund operating expenses (deducted from
     fund assets) as a % of average daily net assets
Management Fee                                               0.50%        0.40%        0.40%
Distribution and Service (12b-1) Fee                         0.25%        0.25%        0.25%
Other Expenses                                               0.58%        0.28%        0.28%
Total Annual Fund Operating Expenses                         1.33%        0.93%        0.93%
---------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations(2)                  0.00%       -0.08%       -0.08%
Net Expenses                                                 1.33%        0.85%        0.85%
---------------------------------------------------------------------------------------------

                                                                                  Combined
                                                                                   Pioneer      Pioneer                  Combined
                                                                                     Bond     Government     Pioneer      Pioneer
                                                          Pioneer                    Fund       Income        Bond       Bond Fund
                                                        Government     Pioneer   (Pro Forma      Fund         Fund      (Pro Forma
                                                          Income        Bond      12 months   (12 months   (12 months    12 months
                                                           Fund         Fund        ended        ended        ended        ended
                                                         (July 31,    (June 30,    June 30,     July 31,     June 30,     June 30,
                                                           2015)        2015)        2015)        2015)        2015)        2015)
----------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction fees
    (paid directly from your investment)                  Class C     Class C     Class C      Class Y      Class Y      Class Y
Maximum sales charge (load) when you buy
    shares as a percentage of offering price                None       None        None         None         None         None
Maximum deferred sales charge (load) as a percentage
    of offering price or the amount you receive when
    you sell shares, whichever is less                      1.00%      1.00%       1.00%        None         None         None
Annual Fund operating expenses (deducted from
    fund assets) as a % of average daily net assets
Management Fee                                              0.50%      0.40%       0.40%        0.50%        0.40%        0.40%
Distribution and Service (12b-1) Fee                        1.00%      1.00%       1.00%        None         None         None
Other Expenses                                              0.52%      0.23%       0.23%        0.46%        0.18%        0.18%
Total Annual Fund Operating Expenses                        2.02%      1.63%       1.63%        0.96%        0.58%        0.58%
----------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations(2)                 0.00%      0.00%       0.00%        0.00%        0.00%        0.00%
Net Expenses                                                2.02%      1.63%       1.63%        0.96%        0.58%        0.58%
----------------------------------------------------------------------------------------------------------------------------------

(1) Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%. See "Sales charges."

(2) Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce fund expenses to 0.85% of the average daily net assets attributable to Class A shares. This expense limitation is in effect through November 1, 2017. There can be no assurance that Pioneer will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

Examples:

The examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each fund for the time periods shown, and then, except as indicated, redeem all of your shares at the end of those periods. The examples also assume that (a) your investment has a 5% return each year and (b) each fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Pro forma expenses are included assuming consummation of the Reorganization as of June 30, 2015. The examples are for comparison purposes only and are not a representation of any fund's actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    Pioneer                   Combined
                                                  Government     Pioneer       Pioneer
Number of years                                     Income        Bond        Bond Fund
you own your shares                                  Fund         Fund       (Pro Forma)
----------------------------------------------------------------------------------------
Class A - assuming redemption at end of period
     Year 1                                           $579          $533           $533
     Year 3                                           $852          $725           $725
     Year 5                                         $1,146          $934           $934
     Year 10                                        $1,979        $1,535         $1,535
Class A - assuming no redemption
     Year 1                                           $579          $533           $533
     Year 3                                           $852          $725           $725
     Year 5                                         $1,146          $934           $934
     Year 10                                        $1,979        $1,535         $1,535

                                                    Pioneer                   Combined
                                                  Government     Pioneer       Pioneer
Number of years                                     Income        Bond        Bond Fund
you own your shares                                  Fund         Fund       (Pro Forma)
----------------------------------------------------------------------------------------
Class C - assuming redemption at end of period
     Year 1                                           $305          $266           $266
     Year 3                                           $634          $514           $514
     Year 5                                         $1,088          $887           $887
     Year 10                                        $2,348        $1,933         $1,933
Class C - assuming no redemption
     Year 1                                           $205          $166           $166
     Year 3                                           $634          $514           $514
     Year 5                                         $1,088          $887           $887
     Year 10                                        $2,348        $1,933         $1,933
Class Y - with or without redemption at end of period
     Year 1                                            $98           $59            $59
     Year 3                                           $306          $186           $186
     Year 5                                           $531          $324           $324
     Year 10                                        $1,178          $726           $726
Comparison of the Funds' Past Performance

     The bar charts and tables below indicate the risks and volatility of an investment in the funds by showing how the funds have performed in the past. The bar charts show changes in the performance of each fund's Class A shares from calendar year to calendar year. The tables shows average annual total returns for each class of shares of each Fund over time and compare these returns to the returns of a broad-based measure of market performance that has characteristics relevant to the Fund's investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292. A fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The bar charts do not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

  Pioneer Government Income Fund's Annual Returns -- Class A Shares (%)(1) (2)
                           (Years ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART]
        YEAR                  ANNUAL RETURNS
        2006                  3.01
        2007                  6.42
        2008                  7.64
        2009                  3.75
        2010                  5.51
        2011                  6.99
        2012                  2.49
        2013                 -3.07
        2014                  3.15
        2015                  0.35


---------------------
(1) During the period shown in the bar chart, the Acquired Fund's highest quarterly return was 4.41% for the quarter ended 12/31/2008, and the lowest quarterly return was -2.20% for the quarter ended 6/30/2013.

(2) The Acquired Fund acquired the assets and liabilities of AmSouth Government Income Fund (the predecessor fund) on September 23, 2005. Prior to September 23, 2005, the Acquired Fund was advised by a different investment adviser. The performance of the Class A shares of the Acquired Fund includes the net asset value performance of the predecessor fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). The performance of Class Y shares of the Acquired Fund includes the net asset value performance of the predecessor fund's Class I shares prior to the reorganization, which has not been restated to reflect differences in expenses. If all the expenses of the Acquired Fund were reflected, the performance would be lower.

          Pioneer Bond Fund's Annual Returns -- Class A Shares (%)(1)
                           (Years ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART]
        YEAR                  ANNUAL RETURNS
        2006                  3.55
        2007                  6.09
        2008                 -4.36
        2009                 17.70
        2010                  9.44
        2011                  5.08
        2012                  8.66
        2013                  0.49
        2014                  5.92
        2015                 -0.01


---------------------
(1) During the period shown in the bar chart, the Acquiring Fund's highest quarterly return was 6.84% for the quarter ended 9/30/2009, and the lowest quarterly return was -3.05% for the quarter ended 12/31/2008.

                        Average Annual Total Returns (%)
                     (for periods ended December 31, 2015)

                                                                                      Since      Inception
The Acquired Fund                                  1 Year    5 Years    10 Years    Inception      Date
-----------------------------------------------------------------------------------------------------------
  Class A                                                                                        10/01/93
      Return before taxes                           -4.12       0.99        3.10        4.34
      Return after taxes on distributions           -5.02      -0.36        1.68        2.48
      Return after taxes on distributions and
        sale of shares                              -2.33       0.21        1.84        2.58
-----------------------------------------------------------------------------------------------------------
  Class C                                           -0.35       1.19        2.81        2.74      9/23/05
-----------------------------------------------------------------------------------------------------------
  Class Y                                            0.63       2.33        4.01        4.81      10/1/93
-----------------------------------------------------------------------------------------------------------
Barclays Capital Government Bond Index
  (reflects no deduction for fees, expenses
  or taxes)                                          0.86       2.77         4.1        5.12     10/31/93
-----------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Mortgage-Backed Securities
  Index (reflects no deduction for fees, expenses
  or taxes)                                          1.51       2.96        4.64        5.55     10/31/93
-----------------------------------------------------------------------------------------------------------

* Index comparisons begin on October 31, 1993. Index information is not available for prior periods.

                                                                                      Since      Inception
The Acquiring Fund                                 1 Year    5 Years    10 Years    Inception      Date
-----------------------------------------------------------------------------------------------------------
  Class A                                                                                        10/31/78
      Return before taxes                           -4.49       3.02        4.62        7.18
      Return after taxes on distributions           -5.69       1.46        2.90        3.94
      Return after taxes on distributions and
        sale of shares                              -2.50       1.70        2.91        3.94
-----------------------------------------------------------------------------------------------------------
  Class C+                                          -0.80       3.09        4.18        4.45      1/31/96
-----------------------------------------------------------------------------------------------------------
  Class K                                            0.48        N/A         N/A        2.51     12/20/12
-----------------------------------------------------------------------------------------------------------
  Class R                                           -0.24       3.61        4.75        4.88       4/1/03
-----------------------------------------------------------------------------------------------------------
  Class Y                                            0.24       4.20        5.38        5.78      9/20/01
-----------------------------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index (reflects
  no deduction for fees, expenses or taxes)          0.55       3.25        4.51        7.73     10/31/78
-----------------------------------------------------------------------------------------------------------

+ The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold a Pioneer Fund's shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C and Class Y shares of each Pioneer Fund will vary.

--------------------------------------------------------------------------------------------------------------------------------
                  Pioneer Government Income Fund                            Pioneer Bond Fund
                  (the Acquired Fund)                                       (the Acquiring Fund)
--------------------------------------------------------------------------------------------------------------------------------
Management fees   The fund pays Pioneer a fee for managing the fund         The fund pays Pioneer a fee for managing the fund
                  and to cover the cost of providing certain services       and to cover the cost of providing certain services
                  to the fund.                                              to the fund.

                  Pioneer's annual fee is equal to 0.50% of the fund's      Pioneer's annual fee is equal to 0.40% of the fund's
                  average daily net assets up to $1 billion and 0.45%       average daily net assets. The fee is accrued daily
                  of the fund's average daily net assets over $1 billion.   and paid monthly.
                  The fee is accrued daily and paid monthly.
                                                                            For the fiscal year ended June 30, 2015, the
                  For the fiscal year ended July 31, 2015, the fund paid    Acquiring Fund paid management fees (excluding
                  management fees (excluding waivers and/or                 waivers and/or assumption of expenses) equivalent
                  assumption of expenses) equivalent to 0.50% of the        to 0.40% of the fund's average daily net assets.
                  fund's average daily net assets.
                                                                            A discussion regarding the basis for the Board of
                  A discussion regarding the basis for the Board of         Trustees' approval of the management contract is
                  Trustees' approval of the management contract is          available in the Acquiring Fund's semi-annual report
                  available in the fund's semiannual report to              to shareholders for the period ended
                  shareholders for the period ended January 31, 2015.       December 31, 2014.
--------------------------------------------------------------------------------------------------------------------------------
                  For a comparison of the gross and net expenses of each fund, please see the class fee tables in the
                  "Comparison of Fees and Expenses" section starting on page 21.
--------------------------------------------------------------------------------------------------------------------------------

Reasons for the Reorganization

     The Board of Trustees of the Acquired Fund believes that the proposed Reorganization will be advantageous to the shareholders of the Acquired Fund for several reasons. The Trustees considered the following matters, among others, in approving the Reorganization.

     First, the Board considered the similarities and differences in the funds' investment objectives and principal investment strategies. The Board considered that your fund and the Acquiring Fund have similar investment objectives to provide current income. The Board considered that both funds invest primarily in investment grade debt securities. The Board considered that the Acquiring Fund may invest in a significantly broader range of debt securities than your fund, noting that your fund invests at least 80% of its assets in U.S. government securities, while the Acquiring Fund invests at least 80% of its assets in investment grade debt securities, including corporate bonds and other debt instruments in addition to U.S. government securities. The Board considered that the Acquiring Fund also may invest up to 20% of its net assets in debt securities rated below investment grade (known as "junk bonds"). The Board noted that, as a result of the Reorganization, shareholders of the Acquired Fund will be exposed to greater investment risk in general and may experience greater volatility. The Board concluded that, taking into account the anticipated benefits to shareholders resulting from the Reorganization, on balance the Reorganization is in the best interests of shareholders not withstanding differences in the funds' investment objectives, investment strategies and risk profiles.

     Second, the Board considered that your fund has not achieved a sufficient size to allow for more efficient operations and is not likely to do so in the future. The Board considered that the combined fund may be better positioned to attract assets than your fund. The Board considered that the larger asset size of the combined fund may allow it, relative to your fund, to reduce per share expenses as fixed expenses will be shared over a larger asset base. The Board concluded that the larger asset size of the combined fund supported a determination that the Reorganization is in the best interests of shareholders.

     Third, the Board considered that the expense ratio of each class of shares of the combined fund is expected to be lower than the expense ratio of the corresponding class of shares of your fund, both before and after any applicable fee waivers or expense reimbursements. The Board concluded that the expected lower expense ratios of the combined fund supported a determination that the Reorganization is in the best interests of shareholders.

     Fourth, the Board considered that the combined fund will pay a lower management fee rate than the management fee rate paid by your fund. The Board concluded that the lower management fee rate of the combined fund supported a determination that the Reorganization is in the best interests of shareholders.

     Fifth, the Board considered that the historical performance of the Acquiring Fund was higher than the historical performance of your fund for the three, five and ten-year periods ended October 2, 2015, based on data provided by Morningstar, Inc. The Board noted that your fund's performance was higher than the performance of the Acquiring Fund for the one-year period ended October 2, 2015. The Board concluded that the historical performance of each fund was consistent with a determination that the Reorganization is in the best interests of shareholders.

     Sixth, the Board considered the ability of the combined fund to utilize certain tax capital-loss carryforwards in the future, noting that the Reorganization is expected to limit the combined fund's ability to use your fund's tax capital-loss carryforwards in future years. The Board also noted that tax capital-loss carryforwards of approximately $2.8 million will expire on the Closing Date as a result of the Reorganization. However, the Board considered that, if the Reorganization does not occur, such tax capital-loss carryforwards would expire only four months later, on July 31, 2016. The Board noted that there can be no assurance that your fund would be able to use such losses in that four month period if the Reorganization does not occur. The Board concluded that, taking into account the anticipated benefits to shareholders resulting from the Reorganization, on balance the Reorganization is in the best interests of shareholders and shareholders' interests are not likely to be materially diluted by the potential loss of a portion of your fund's tax capital-loss carryforwards.

     Seventh, the Board considered that the Acquired Fund would bear approximately 25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees, and the Acquiring Fund would likewise bear approximately 25% of these costs. The Board considered that Pioneer would bear the remaining 50% of the expenses incurred in connection with the Reorganization. In approving the allocation of Reorganization costs, the Board considered information provided by Pioneer with respect to the relative short-term economic benefits and costs to shareholders anticipated to result from the Reorganization. The Board concluded that the allocation of Reorganization costs was consistent with a determination that the Reorganization is in the best interests of shareholders.

     Eighth, the Board considered that the Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by your fund, Pioneer Bond Fund or by the shareholders of either fund. The Board concluded that the expected tax consequences of the Reorganization were consistent with a determination that the Reorganization is in the best interests of shareholders.

     Ninth, the Board considered that the funds' investment adviser and principal distributor would benefit from the Reorganization. For example, Pioneer might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies. The consolidated portfolio management effort also might result in time and personnel savings and the preparation of fewer reports and regulatory filings, as well as prospectus disclosure, for one fund instead of two. The Board believes that the Reorganization, in the long-term, could result in a decrease in the combined fund's gross expenses.

     Tenth, the Board also considered that the Reorganization presents an excellent opportunity for the shareholders of each fund to become investors in a combined fund that has a larger asset size than either fund alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to both funds and their shareholders.

                    BOARDS' EVALUATION OF THE REORGANIZATION

     For the reasons described above, the Board of Trustees of your fund, including the Independent Trustees, approved the Reorganization. In particular, the Board of Trustees determined that the Reorganization is in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund, including the Independent Trustees, approved the Reorganization. The Trustees also determined that the Reorganization is in the best interests of that fund and that the interests of the shareholders of that fund would not be diluted as a result of the Reorganization.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Pioneer Fund as of December 18, 2015, and the pro forma combined capitalization of the combined fund as if the Reorganization occurred on that date. The actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of the Pioneer Funds between December 18, 2015 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Pioneer Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Pioneer Funds during the same period.

                                                                        Combined Pioneer
                                    Pioneer                                 Bond Fund            Pro Forma
                                  Government            Pioneer             Pro Forma        Combined Pioneer
                                 Income Fund           Bond Fund          Adjustments(1)         Bond Fund
                             (December 18, 2015)  (December 18, 2015)  (December 18, 2015)  (December 18, 2015)
                                  (unaudited)         (unaudited)          (unaudited)          (unaudited)
---------------------------------------------------------------------------------------------------------------
Net Assets
    Class A                  $    84,226,883      $1,035,359,083          $   (20,350)      $1,119,565,616
    Class C                  $    12,947,515      $  116,373,896          $    (2,351)      $  129,319,061
    Class K                               --      $  292,443,909          $    (5,316)      $  292,438,593
    Class R                               --      $  132,395,528          $    (2,406)      $  132,393,121
    Class Y                  $     4,865,316      $1,759,895,309          $   (32,077)      $1,764,728,547
Total Net Assets             $   102,039,714      $3,336,467,724          $   (62,500)      $3,438,444,938
Net Asset Value Per Share
    Class A                  $          9.29      $         9.53          $        --       $         9.53
    Class C                  $          9.29      $         9.42          $        --       $         9.42
    Class K                  $            --      $         9.53          $        --       $         9.53
    Class R                  $            --      $         9.62          $        --       $         9.62
    Class Y                  $          9.29      $         9.44          $        --       $         9.44
Shares Outstanding
    Class A                        9,067,414         108,636,123             (229,337)         117,474,200
    Class C                        1,393,432          12,348,794              (18,962)          13,723,264
    Class K                               --          30,694,713                   --           30,694,713
    Class R                               --          13,766,541                   --           13,766,541
    Class Y                          523,974         186,394,064               (8,580)         186,909,458

(1) The pro forma data reflects adjustments to account for the combined expenses of the Reorganization borne by the Acquired Fund and the Acquiring Fund. The expenses of the Reorganization borne by the funds are estimated in the aggregate to be $62,500. Pioneer will bear the remaining expenses of the Reorganization.

     It is impossible to predict how many shares of the combined fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of combined fund shares that will actually be received and distributed.

           OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

                              Portfolio Securities

     After the closing of the Reorganization, management will analyze and evaluate the portfolio securities of the combined fund. Consistent with the combined fund's investment objective and policies, any restrictions imposed by the Code and in the best interests of the shareholders of the combined fund (including former shareholders of your fund), management will influence the extent and duration to which the portfolio securities of your fund and the Acquiring Fund will be maintained by the combined fund. It is possible that, although it is not necessary to dispose of portfolio securities in order to effect the Reorganization, the portfolio manager of the combined fund may conclude that some of the holdings of the combined fund are not consistent with the combined fund's long-term investment strategy, and, accordingly, there may be dispositions of some of the portfolio securities of the combined fund following the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by a combined fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, other capital gains and losses that may be recognized, and the combined fund's ability to use any available tax loss carryforwards. The disposition of portfolio securities also may result in significant brokerage expense to the combined fund.

                         Tax Capital Loss Carryforwards

     Federal income tax law permits a regulated investment company to carry forward net capital losses that arose in tax years that began on or before December 22, 2010 ("Pre-2011 Losses") for a period of up to eight taxable years. Net capital losses that arise in tax years beginning after December 22, 2010 ("Post-2010 Losses") may generally be carried forward without limit, and such carryforwards must be fully utilized before the regulated investment company is permitted to utilize carryforwards of Pre-2011 Losses. Presently, the net capital loss carryforwards of Pioneer Government Income Fund and Pioneer Bond Fund from their prior taxable years can be summarized as follows:

---------------------------------------------------------------------------------------------
Fund                                             Capital Loss Carryforward
---------------------------------------------------------------------------------------------
Pioneer Government Income Fund                      $9,482,795
---------------------------------------------------------------------------------------------
Pioneer Bond Fund                                   $       --
---------------------------------------------------------------------------------------------

     The Funds' Pre-2011 Losses and their expiration dates are as follows:

---------------------------------------------------------------------------------------------
Fund                                               7/31/2016       7/31/2017     7/31/2018
---------------------------------------------------------------------------------------------
Pioneer Government Income Fund                     $2,793,238      $      --     $      --
=============================================================================================
Fund                                               6/30/2016       6/30/2017     6/30/2018
---------------------------------------------------------------------------------------------
Pioneer Bond Fund                                  $       --      $      --     $      --
---------------------------------------------------------------------------------------------

     The Funds' Post-2010 Losses are as follows:

---------------------------------------------------------------------------------------------
Fund                                             Capital Loss Carryforward
---------------------------------------------------------------------------------------------
Pioneer Government Income Fund                      $6,689,557
                                                    (short term capital losses: $844,011)
                                                    (long term capital losses: $5,845,546)
---------------------------------------------------------------------------------------------
Pioneer Bond Fund                                   $       --
---------------------------------------------------------------------------------------------

     For the period ending on the Closing Date, each fund may have net realized capital gains or losses and as of the Closing Date a fund may also have net unrealized capital gains or losses.

     Your fund's Pre-2011 Losses, to the extent unused, will expire on the earlier of July 31, 2016 and the date on which the Reorganization closes.

     The Reorganization may result in a number of additional limitations on the combined fund's ability to use realized and unrealized losses of the combining funds. The discussion below describes the limitations that may apply based on the funds' tax attributes and relative net asset values as of October 31, 2015. Since the Reorganization is not expected to close until March 18, 2016, the net current-year realized capital losses and net unrealized capital gains and the effect of the limitations described may change significantly between now and the completion of the Reorganization. Further, the ability of your fund and Pioneer Bond Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

     First, in the tax year of the combined fund in which the Reorganization occurs, the combined fund will be able to use carryforwards of your fund's capital losses (including from your fund's short taxable year ending on the Closing Date), subject to the limitations described in the following paragraphs, to offset only a prorated portion of the combined fund's capital gains for such tax year, based on the number of days remaining in the combined fund's tax year after the Closing Date.

     Second, the Reorganization is expected to result in a limitation on the combined fund's ability to use your fund's capital loss carryforwards in subsequent tax years. This limitation, imposed by Section 382 of the Code, is expected to apply because your fund has capital loss carryforwards and its shareholders will own less than 50% of the combined fund immediately after the Reorganization. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of your Fund immediately prior to the Reorganization and the "long-term tax-exempt rate," published by the Internal Revenue Service, in effect at the time of the Reorganization (as of October 31, 2015, the annual limitation would be $2,990,115 (unaudited)).

     Third, the Reorganization may result in a limitation on the combined fund's ability to use a portion of losses recognized by the combined fund in the taxable year in which the Reorganization occurs, or, in certain cases, a net unrealized loss inherent in the assets of Pioneer Bond Fund at the time of the Reorganization, to offset gains realized after the Reorganization that are attributable to unrealized capital gains of your fund as of the Closing Date. That limitation will apply if your fund's unrealized capital gains as of the Closing Date are at least $10,000,000 or at least 15% of the fair market value of your fund's assets as of the Closing Date.

     Fourth, the Reorganization may result in a limitation on the combined fund's ability to use capital loss carryforwards of your fund (including any net loss from your fund's short taxable year ending on the date of the Reorganization) to offset gains realized after the Reorganization that are attributable to unrealized capital gains in Pioneer Bond Fund's assets immediately prior to the Reorganization. This limitation will generally apply if Pioneer Bond Fund's unrealized capital gains as of the date of the Reorganization are at least $10,000,000 or at least 15% of the fair market value of Pioneer Bond Fund's assets as of the Closing Date.

     As of October 31, 2015, the funds had the following current-year realized capital gains (losses) and net realized gains (unaudited):

-------------------------------------------------------------------------------------------------------
Fund                              Current-Year Realized Capital Gains (Losses)   Net Unrealized Gains
-------------------------------------------------------------------------------------------------------
Pioneer Government Income Fund                                        $79,772              $3,548,104
-------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                                                 ($6,863,722)             $7,280,173
-------------------------------------------------------------------------------------------------------

     Fifth, any capital loss carryforwards from prior years, any net current-year capital losses, and, potentially, any unrealized capital losses will benefit the shareholders of the combined fund, rather than only the shareholders of the combining fund in which the loss originated.

               TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

     o The Reorganization is scheduled to occur as of the close of business on March 18, 2016 but may occur on such later date as the parties may agree to in writing.

     o The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of your fund's liabilities. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

     o The Acquiring Fund will issue Class A, Class C and Class Y shares to the Acquired Fund in amounts equal to the aggregate net asset value of the Acquired Fund's Class A, Class C and Class Y shares, respectively.

     o Shares of the Acquiring Fund will immediately be distributed to you in proportion to the relative net asset value of your holdings of shares of the applicable class or classes of the Acquired Fund on the Closing Date. As a result, the Acquired Fund's Class A shareholders will end up as Class A shareholders of the Acquiring Fund, and the Acquired Fund's Class C and Class Y shareholders will end up as Class C and Class Y shareholders, respectively, of the Acquiring Fund. The net asset value attributable to a class of shares of each fund will be determined using the Pioneer Funds' valuation policies and procedures. Each fund's valuation policies and procedures are identical.

     o    After the shares are issued, the Acquired Fund will be dissolved.

     o No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, any contingent deferred sales charge that applied to Class A (if applicable) or Class C shares of the Acquired Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable contingent deferred sales charge, the period during which you held your shares will be included in the holding period of the shares of the combined fund you receive as a result of the Reorganization.

     o The Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by shareholders of either Pioneer Fund involved in the Reorganization, or by either your fund or Pioneer Bond Fund involved in the Reorganization, except as set forth below under the heading "Tax Status of the Reorganization." The Reorganization will not take place unless both funds involved in the Reorganization receive a tax opinion from Morgan, Lewis & Bockius LLP, counsel to the funds, as described below under the heading "Tax Status of the Reorganization".

Agreement and Plan of Reorganization

     The Agreement and Plan of Reorganization with respect to the Reorganization is attached as Exhibit A to this Information Statement/Prospectus. Material provisions of the Agreement and Plan of Reorganization are described below, but are qualified in their entirety by the attached copy.

     Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of the Acquired Fund's shares and will evidence ownership of shares of the combined fund. The combined fund will not issue share certificates in the Reorganization.

     Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 6).

     The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from that fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section
7).

     The funds' obligations are subject to the receipt of a favorable opinion of Morgan, Lewis & Bockius LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Section 8.4).

     Termination of Agreement and Plan of Reorganization. The Board of Trustees of either fund may terminate the Agreement and Plan of Reorganization at any time before the Closing Date, if the Board believes that proceeding with the Reorganization would no longer be in the best interests of shareholders of the applicable fund.

     Expenses of the Reorganization. Each fund will bear approximately 25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees ("Reorganization Costs"). Pioneer will bear the remaining 50% of the Reorganization Costs.

                        TAX STATUS OF THE REORGANIZATION

     The Reorganization is conditioned upon the receipt by each fund of an opinion from Morgan, Lewis & Bockius LLP, counsel to the Pioneer Funds, substantially to the effect that, for federal income tax purposes:

     o The transfer to the Acquiring Fund of all of your fund's assets in exchange solely for the issuance of the Acquiring Fund's shares to your fund and the assumption of all of your fund's liabilities by the Acquiring Fund, followed by the distribution of the Acquiring Fund's shares in complete liquidation of your fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of your fund and Pioneer Bond Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     o No gain or loss will be recognized by your fund in the Reorganization upon (1) the transfer of all of its assets to the Acquiring Fund as described above or (2) the distribution by your fund of the Acquiring Fund's shares to your fund's shareholders in complete liquidation of your fund, except for (A) any gain or loss that may be recognized with respect to "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of your fund's taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

     o The tax basis in the hands of Pioneer Bond Fund of the assets of your fund transferred in the Reorganization will be the same as the tax basis of the assets in the hands of your fund immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by your fund on the transfer;

     o The holding period of each asset of your fund in the hands of Pioneer Bond Fund, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which that asset was held by your fund (except where investment activities of the Acquiring Fund will have the effect of reducing or eliminating the holding period with respect to an asset);

     o No gain or loss will be recognized by Pioneer Bond Fund upon its receipt of your fund's assets solely in exchange for shares of Pioneer Bond Fund and the assumption of your fund's liabilities;

     o You will not recognize gain or loss upon the exchange of your shares for shares of the Acquiring Fund as part of the Reorganization;

     o The aggregate tax basis of Acquiring Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the shares of your fund you surrender in the exchange; and

     o The holding period of Acquiring Fund shares you receive in the Reorganization will include the holding period of the shares of your fund that you surrender in the exchange, provided that you hold the shares of your fund as capital assets on the date of the exchange.

     In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of your fund and the Acquiring Fund. The condition that each fund receives such an opinion may not be waived by either fund.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     Immediately prior to the Reorganization, your fund will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to your fund's shareholders all of your fund's investment company taxable income (computed without regard to the dividends-paid deduction), all of its net tax-exempt income, and all of its net capital gain (after deduction for any available capital loss carryover) for taxable years ending on or prior to the Closing. The amount of such distribution to the shareholders of your fund is estimated as of October 31, 2015 to be as set forth in the table below. The amount set forth in the table below is an estimate based on your fund's income and capital gains expected to be realized as if its taxable year ended on the Closing Date. Amounts actually distributed to shareholders immediately prior to the Reorganization may be higher or lower than the amounts set forth in the table below.

-------------------------------------------------------------------------------------------------------
Fund                                                     Distribution Amount (per share) (unaudited)
-------------------------------------------------------------------------------------------------------
Pioneer Government Income Fund                           $        --
-------------------------------------------------------------------------------------------------------

     Such distributions will generally result in taxable income to you.

     The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

                         CLASSES OF SHARES OF THE FUNDS

     The table below provides information regarding the characteristics and fee structure of Class A, Class C and Class Y shares of the Pioneer Funds. The policies disclosed below apply to each Pioneer Fund.

-----------------------------------------------------------------------------------------------------------------------------------
Class A sales charges   The Class A shares of each Pioneer Fund have the same characteristics and fee structure.
and fees                o  Class A shares are offered with an initial sales charge up to 4.50% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from the distributor of up to 4%, declining as the size of your investment increases.
                        o  There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.
                        o  Class A shares are subject to distribution and service (12b-1) fees of up to 0.25% of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class C sales charges   The Class C shares of each Pioneer Fund have the same characteristics and fee structure.
and fees                o  Class C shares are offered without an initial sales charge.
                        o  Class C shares are subject to a contingent deferred sales charge of 1% if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.
                        o  Class C shares are subject to distribution and service (12b-1) fees of 1.00% of average daily net assets.
                        o  Class C shares do not convert to another share class.
                        o  The maximum purchase amount (per transaction) for Class C shares is $499,999.
------------------------------------------------------------------------------------------------------------------------------------
Class Y sales charges   The Class Y shares of each Pioneer Fund have the same characteristics and fee structure.
and fees                o  Class Y shares are offered without an initial sales charge.
                        o  Class Y shares are not subject to a contingent deferred sales charge.
                        o  Class Y shares are not subject to distribution and service (12b-1) fees.
                        o  Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.
------------------------------------------------------------------------------------------------------------------------------------

               BUYING, SELLING AND EXCHANGING SHARES OF THE FUNDS

     The table below provides information regarding how to buy, sell and exchange shares of the Pioneer Funds. The policies disclosed below apply to each Pioneer Fund.

------------------------------------------------------------------------------------------------------------------------------------
                                                           Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Buying shares          You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

                       You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.
------------------------------------------------------------------------------------------------------------------------------------
Minimum initial        Your initial investment must be at least $1,000 for Class A or Class C shares and at least $5 million
investment             for Class Y shares. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs
                       (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer. There is no minimum additional investment amount for Class Y shares.
------------------------------------------------------------------------------------------------------------------------------------
Maximum purchase       Purchases of each Pioneer Fund shares are limited to $499,999 for Class C shares. These limits are
amounts                applied on a per transaction basis. There is no maximum purchase for Class A or Class Y shares.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares      You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

                       Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

                       Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares         Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

                       If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

                       If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

                       You generally will have to pay income taxes on a sale.

                       If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Net asset value            The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the scheduled close of regular trading
                           (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the scheduled closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The fund's most recent net asset value is available on the fund's website, us.pioneerinvestments.com.

                           The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

                           Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. If no reliable prices are available from either the primary or an alternative pricing service, broker quotes will be solicited. Event linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent third party pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

                           The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price.

                           Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services approved by the Board of Trustees using a variety of techniques and methods.
                           The fund may use a fair value model developed by an independent pricing service to value non-U.S.
                           equity securities.

                           To the extent that the fund invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

                           The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade.
                           When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem fund shares.

                           When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund's net asset value is calculated.
                           Because the fund may invest in securities rated below investment grade -- some of which may be thinly traded and for which prices may not be readily available or may be unreliable -- the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices.

                           The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
------------------------------------------------------------------------------------------------------------------------------------

                 ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment adviser

Pioneer Investment Management, Inc., as each fund's investment adviser (the "Adviser"), selects the fund's investments and oversees the fund's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2015, assets under management were approximately $243 billion worldwide, including over $66 billion in assets under management by Pioneer (and its U.S. affiliates).

On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Trust's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement for the Trust. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

Pioneer Investment Management, Inc.'s main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

The Adviser has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of each Pioneer Fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.

Portfolio managers

Day-to-day management of the Acquiring Fund's portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by Charles Melchreit. Mr. Taubes and Mr. Melchreit are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Pioneer's affiliates.

Mr. Taubes, Executive Vice President and Chief Investment Officer, U.S. of Pioneer, is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Mr. Taubes has served as portfolio manager of the Acquiring Fund since 2004.

Mr. Melchreit, Senior Vice President, joined Pioneer in 2006, and has served as portfolio manager of the Acquiring Fund since 2012.

Distributor

Pioneer Funds Distributor, Inc. is each Pioneer Fund's distributor. Each Pioneer Fund compensates the distributor for its services. The distributor is an affiliate of Pioneer.

Disclosure of portfolio holdings

Each Pioneer Fund's policies and procedures with respect to the disclosure of its portfolio securities are described in the fund's statement of additional information.

Distribution and service arrangements

Distribution Plan

Each Pioneer Fund has adopted a distribution plan for its Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Under each plan, a Pioneer Fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of a Pioneer Fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

Additional Payments to Financial Intermediaries

Your financial intermediary may receive compensation from a Pioneer Fund, Pioneer and its affiliates for the sale of a Pioneer Fund's shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.

Pioneer and its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of a Pioneer Fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to a Pioneer Fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

Initial Sales Charge (Class A Shares Only)

You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by a Pioneer Fund.


                        Sales Charges for Class A Shares

-------------------------------------------------------------------------------------------------------
                                                    Sales charge as % of
-------------------------------------------------------------------------------------------------------
Amount of Purchase                                        Offering price         Net amount invested
-------------------------------------------------------------------------------------------------------
Less than $100,000                                                  4.50                        4.71
-------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                                     3.50                        3.63
-------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                                     2.50                        2.56
-------------------------------------------------------------------------------------------------------
$500,000 or more                                                     -0-                         -0-
-------------------------------------------------------------------------------------------------------

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of Pioneer Fund shares may be higher or lower due to rounding.

Reduced sales charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:

     o The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $100,000 (Rights of accumulation)

     o You plan to invest at least $100,000 over the next 13 months (Letter of intent)

Rights of accumulation

If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Letter of intent

You can use a letter of intent to qualify for reduced sales charges in two situations:

     o If you plan to invest at least $100,000 (excluding any reinvestment of dividends and capital gain distributions) in a Pioneer Fund's Class A shares during the next 13 months

     o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of a Pioneer Fund and Class A or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for Pioneer Fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Qualifying for a reduced Class A sales charge

In calculating your total account value in order to determine whether you have met sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.

You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.

Class A purchases at net asset value

You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

Class A purchases at net asset value are available to:

     o    Current or former trustees and officers of the fund;

     o Partners and employees of legal counsel to the fund (at the time of initial share purchase);

     o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);

     o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);

     o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;

     o Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);

     o    Members of the immediate families of any of the persons above;

     o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;

     o    Insurance company separate accounts;

     o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;

     o Other funds and accounts for which Pioneer or any of its affiliates serves as investment adviser or manager;

     o Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;

     o    Certain unit investment trusts;

     o Group employer-sponsored retirement plans with at least $500,000 in total plan assets. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to brokerage relationships in which sales charges are customarily imposed;

     o Group employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;

     o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;

     o Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A shares; and

     o Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Such mutual fund programs include certain self-directed brokerage services accounts held through qualified intermediaries that may or may not charge participating investors transaction fees.

Contingent deferred sales charges (CDSCs)

Class A shares

Purchases of Class A shares of $500,000 or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).

Class C shares

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

Paying the contingent deferred sales charge (CDSC)

Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.

     o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less

     o    You do not pay a CDSC on reinvested dividends or distributions

     o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest

     o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"

Waiver or reduction of contingent deferred sales charges

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class C shares if:

     o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;

     o You become disabled (within the meaning of Section 72 of the Internal Revenue Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;

     o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

     o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:

          -It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);

          -It is a required minimum distribution due to the attainment of age
           70 1\2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);

          -It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or

          -It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);

     o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:

          -A return of excess employee deferrals or contributions;

          -A qualifying hardship distribution as described in the Internal
           Revenue Code;

          -Due to retirement or termination of employment;

          -From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;

     o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;

     o The distribution is made to pay an account's advisory or custodial fees; or

     o The distributor does not pay the selling broker a commission normally paid at the time of the sale.

Buying, exchanging and selling shares

Opening your account

You may open an account by completing an account application and sending it to the transfer agent by mail or by fax. Please call the transfer agent to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Please note that there may be a delay in receipt by the transfer agent of applications submitted by regular mail to a post office address.

Each Pioneer Fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Pioneer Funds' distributor, the Pioneer Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. tax payer identification number.

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

A Pioneer Fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.

Investing through financial intermediaries and retirement plans

If you invest in a Pioneer Fund through your financial intermediary or through a retirement plan, the options and services available to you may be different from those discussed in this Information Statement / Prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Share prices for transactions

If you place an order to purchase, exchange or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is placed with the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.

Good order means that:

     o    You have provided adequate instructions

     o    There are no outstanding claims against your account

     o    There are no transaction limitations on your account

     o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o    Your request includes a signature guarantee if you:

          -Are selling over $100,000 or exchanging over $500,000 worth of shares

          -Changed your account registration or address within the last 30 days

          -Instruct the transfer agent to mail the check to an address different from the one on your account

          -Want the check paid to someone other than the account's record owner(s)

          -Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Transaction limitations

Your transactions are subject to certain limitations, including the limitation on the purchase of a Pioneer Fund's shares within 30 calendar days of a redemption. See "Excessive trading."

Buying, exchanging and selling shares

Buying

You may buy a Pioneer Fund's shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the Pioneer Fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of shares of a Pioneer Fund.

Minimum investment amounts

Class A and Class C shares

Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.

You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. A Pioneer Fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.

Class Y shares

Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. A Pioneer Fund may waive the initial investment amount.

Waiver of the minimum investment amount for Class Y

The fund will accept an initial investment of less than $5 million if:

     (a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

     (b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

     (c) The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

     (d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

     (e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

     (f)  The investment is made by another Pioneer fund.

The fund reserves the right to waive the initial investment minimum in other circumstances.

Maximum purchase amounts

Purchases of shares of a Pioneer Fund are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A and Class Y shares are not subject to a maximum purchase amount.

Retirement plan accounts

You can purchase shares of a Pioneer Fund through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.

How to buy shares

Through your investment firm

Normally, your investment firm will send your purchase request to the Pioneer Funds' distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of shares of a Pioneer Fund.

By phone or online

You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:

     o    You established your bank account of record at least 30 days ago

     o    Your bank information has not changed for at least 30 days

     o You are not purchasing more than $100,000 worth of shares per account per day

     o    You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase shares of the Pioneer Fund for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In writing, by mail

You can purchase shares of a Pioneer Fund for an existing fund account by mailing a check to the fund. Make your check payable to the Pioneer Fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the Pioneer Fund's name, the account number and the name or names in the account registration. Please note that there may be a delay in receipt by the fund's transfer agent of purchase orders submitted by regular mail to a post office address.

By wire (Class Y shares only)

If you have an existing (Class Y shares only) account, you may wire funds to purchase shares. Note, however, that:

     o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the Pioneer Fund receives your request to purchase shares

     o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk

     o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank

     o Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:

Receiving Bank:        State Street Bank and Trust Company
                       225 Franklin Street
                       Boston, MA 02101
                       ABA Routing No. 011000028

For further credit to: Shareholder Name
                       Existing Pioneer Account No.
                       [Name of Pioneer Fund]

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

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

Exchanging

You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.

Same-fund exchange privilege

Certain shareholders may be eligible to exchange their shares for the Pioneer Fund's Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

How to exchange shares

Through your investment firm

Normally, your investment firm will send your exchange request to the Pioneer Fund's transfer agent. Consult your investment professional for more information about exchanging your shares.

By phone or online

After you establish an eligible fund account, you can exchange shares of a Pioneer Fund by phone or online if:

     o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account

     o    The fund into which you are exchanging offers the same class of shares

     o You are not exchanging more than $500,000 worth of shares per account per day

     o    You can provide the proper account identification information

In writing, by mail or by fax

You can exchange shares of a Pioneer Fund by mailing or faxing a letter of instruction to the fund. You can exchange shares of a Pioneer Fund directly through the Pioneer Fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:

     o    The name and signature of all registered owners

     o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000

     o The name of the Pioneer Fund out of which you are exchanging and the name of the fund into which you are exchanging

     o    The class of shares you are exchanging

     o    The dollar amount or number of shares you are exchanging

Please note that there may be a delay in receipt by the fund's transfer agent of exchange requests submitted by regular mail to a post office address.

Selling

Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the Pioneer Fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the Pioneer Fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

How to sell shares

Through your investment firm

Normally, your investment firm will send your request to sell shares to the Pioneer Funds' transfer agent. Consult your investment professional for more information. Each Pioneer Fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. Each Pioneer Fund reserves the right to terminate this procedure at any time.

By phone or online

If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell shares of a Pioneer Fund held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

     o By check, provided the check is made payable exactly as your account is registered

     o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).

In writing, by mail or by fax

You can sell some or all of your shares of a Pioneer Fund by writing directly to the Pioneer Fund only if your account is registered in your name. Include in your request your name, the name of the Pioneer Fund, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

How to contact Pioneer

By phone

For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292

To request a transaction using FactFoneSM call
1-800-225-4321

By mail
Send your written instructions to:
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website
www.pioneerinvestments.com

By fax
Fax your exchange and sale requests to:
1-800-225-4240

Account options
See the account application form for more details on each of the following services or call the transfer agent for details and availability.

Telephone transaction privileges

If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the fund.

When you request a telephone transaction the fund's transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If a Pioneer Fund's confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

Online transaction privileges

If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

     o For new accounts, complete the online section of the account application

     o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at www.pioneerinvestments.com.

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Each Pioneer Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Automatic investment plans

You can make regular periodic investments in a Pioneer Fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. Automatic investments may be made only through U.S. banks. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.

Pioneer Investomatic Plan

If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in shares of a Pioneer Fund by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Automatic exchanges

You can automatically exchange your shares of a Pioneer Fund for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:

     o    You must select exchanges on a monthly or quarterly basis

     o Both the originating and receiving accounts must have identical registrations

     o    The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options

Each Pioneer Fund offers three distribution options. Any shares of a Pioneer Fund you buy by reinvesting distributions will be priced at the applicable net asset value per share.

     (1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Pioneer Fund will automatically be invested in additional fund shares.

     (2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

     (3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If you are under 59 1/2, taxes and tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $25, the Pioneer Fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the Pioneer Fund will be purchased at the then-current net asset value.

Directed dividends

You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans

When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.

To establish a systematic withdrawal plan:

     o Your account must have a total value of at least $10,000 when you establish your plan

     o You may not request a periodic withdrawal of more than 10% of the value of any Class C share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.

Direct deposit

If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary tax withholding

You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder services and policies

Excessive trading

Frequent trading into and out of a Pioneer Fund can disrupt portfolio management strategies, harm the Pioneer Fund's performance by forcing the Pioneer Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Pioneer Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. Each Pioneer Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pioneer Fund's shares to be excessive for a variety of reasons, such as if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that indicate a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

Each Pioneer Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by investors in the Pioneer Fund. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to a Pioneer Fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the shareholders of the Pioneer Fund.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pioneer Fund may be adversely affected. Frequently, shares of a Pioneer Fund are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

Each Pioneer Fund may reject a purchase or exchange order before its acceptance or the issuance of shares. Each Pioneer Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the Pioneer Fund believes are requested on behalf of market timers. Each Pioneer Fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the Pioneer Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A Pioneer Fund and its shareholders do not incur any gain or loss as a result of a rejected order. Each Pioneer Fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading, each Pioneer Fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from a Pioneer Fund, that investor shall be prevented (or "blocked") from purchasing shares of the Pioneer Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the Pioneer Fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to Pioneer U.S. Government Money Market Fund or Pioneer Multi-Asset Ultrashort Income Fund.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the Pioneer Funds' policy described above or the intermediaries' own policies or restrictions designed to limit excessive trading of shares of a Pioneer Fund. However, we do not impose this policy at the omnibus account level.

Purchases pursuant to the reinstatement privilege (for Class A shares) are subject to this policy.

Purchases in kind

You may use securities you own to purchase shares of a Pioneer Fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the Pioneer Fund's objective and policies and their acquisition is in the best interests of the Pioneer Fund. If the fund accepts your securities, they will be valued for purposes of determining the number of shares of the Pioneer Fund to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase shares of the Pioneer Fund for cash in an amount equal to the value of the shares of the Pioneer Fund that you purchase. Your broker may also impose a fee in connection with processing your purchase of shares of a Pioneer Fund with securities.

Reinstatement privilege (Class A shares)

If you recently sold all or part of your Class A shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:

     o You must send a written request to the transfer agent no more than 90 days after selling your shares and

     o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of a Pioneer Fund's shares within 30 calendar days of redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected the Pioneer Fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the Pioneer Fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of your sale of shares of a Pioneer Fund, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

Pioneer website

www.pioneerinvestments.com

The website includes a full selection of information on mutual fund investing.

You can also use the website to get:

     o    Your current account information

     o Prices, returns and yields of all publicly available Pioneer mutual funds

     o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

     o    A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFone(SM) 1-800-225-4321

You can use FactFoneSM to:

     o    Obtain current information on your Pioneer mutual fund accounts

     o Inquire about the prices and yields of all publicly available Pioneer mutual funds

     o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts

     o    Request account statements

If you plan to use FactFoneSM to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM to obtain account information.

Household delivery of fund documents

With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with a Pioneer Fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.

Confirmation statements

The Pioneer Funds' transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information

Early each year, each Pioneer Fund will mail you information about the tax status of the dividends and distributions paid to you by the Pioneer Fund.

Tax information for IRA rollovers

In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the Pioneer Funds' transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.

Privacy

Each Pioneer Fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. Each Pioneer Fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the fund or through Pioneer's website.

Signature guarantees and other requirements

You are required to obtain a signature guarantee when:

     o    Requesting certain types of exchanges or sales of shares of a Pioneer
          Fund

     o    Redeeming shares for which you hold a share certificate

     o    Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. A Pioneer Fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell shares of a Pioneer Fund.

Minimum account size

The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, each Pioneer Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access

You may have difficulty contacting a Pioneer Fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or reach a Pioneer Fund by telephone, you should communicate with the Pioneer Fund in writing.

Share certificates

The Pioneer Funds do not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Other policies

Each Pioneer Fund and the distributor reserve the right to:

     o reject any purchase or exchange order for any reason, without prior notice

     o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Each Pioneer Fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

     o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

Each Pioneer Fund reserves the right to:

     o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the Pioneer Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission

     o redeem in kind by delivering to you portfolio securities owned by the Pioneer Fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

     o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. A Pioneer Fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee

     o close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Dividends, capital gains and taxes

Dividends and capital gains

Each Pioneer Fund declares dividends daily. The daily dividends consist of substantially all of the Pioneer Fund's net income (excluding any net short-and long-term capital gains). You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month.

Each Pioneer Fund generally pays any distribution of net short-and long-term capital gains in November. Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund shortly before a distribution described in this paragraph, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

Taxes

You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from a Pioneer Fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from a Pioneer Fund's net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from a Pioneer Fund's net short-term capital gains are generally taxable as ordinary income. Other dividends are generally taxable as ordinary income. Since the Pioneer Funds's income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of the dividends paid by the Pioneer Funds will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to noncorporate shareholders on "qualified dividend income."

Each Pioneer Fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If a Pioneer Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

Sales and exchanges generally will be taxable transactions to shareowners. When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder's net investment income.

You must provide your social security number or other taxpayer identification number to the applicable Pioneer Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will apply "backup withholding" tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is 28%.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Pioneer Fund dividends or other distributions or on sales or exchanges of Pioneer Fund shares. However, in the case of Pioneer Fund shares held through a nonqualified deferred compensation plan, Pioneer Fund dividends and other distributions received by the plan and sales and exchanges of Pioneer Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the applicable Pioneer Fund or effecting such sales or exchanges.

Plan participants whose retirement plan invests in a Pioneer Fund generally are not subject to federal income tax on the Pioneer Fund's dividends or other distributions received by the plan or on sales or exchanges of the Pioneer Fund's shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

Distributions derived from interest on U.S. government obligations (but generally not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in a Pioneer Fund. You may also consult the Pioneer Fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the Pioneer Fund and its shareowners.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table helps you understand the Acquiring Fund's financial performance for the past five years and, if applicable, for any recent semiannual period.

     Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class C or Class Y shares of the Acquiring Fund (assuming reinvestment of all dividends and distributions).

     For financial statement purposes with respect to the Reorganization, the Acquiring Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Acquiring Fund's operating history will be used for financial reporting purposes after consummation of the Reorganization.

     The information below for the fiscal years ended June 30, 2015 and June 30, 2014 has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report is included in the Acquiring Fund's annual report along with the Acquiring Fund's financial statements. The information below for each of the periods ended on or prior to June 30, 2013 was audited by another independent registered public accounting firm. The Acquiring Fund's annual report is available upon request.

Financial Highlights

Pioneer Bond Fund

                                                                 Year         Year       Year       Year       Year
                                                                Ended        Ended      Ended      Ended      Ended
                                                               6/30/15      6/30/14    6/30/13    6/30/12    6/30/11
                                                             ========================================================
Class A
Net asset value, beginning of period                         $     9.88   $   9.67   $   9.73   $   9.66   $   9.44
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.27   $   0.35   $   0.38   $   0.42   $   0.45
   Net realized and unrealized gain (loss) on investments         (0.14)      0.24      (0.07)      0.13       0.21
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     0.13   $   0.59   $   0.31   $   0.55   $   0.66
---------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.29)  $  (0.38)  $  (0.37)  $  (0.43)  $  (0.44)
   Net realized gain                                              (0.04)        --         --      (0.05)        --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.33)  $  (0.38)  $  (0.37)  $  (0.48)  $  (0.44)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (0.20)  $   0.21   $  (0.06)  $   0.07   $   0.22
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $     9.68   $   9.88   $   9.67   $   9.73   $   9.66
=====================================================================================================================
Total return*                                                      1.32%      6.19%      3.21%      5.91%      7.08%
Ratio of net expenses to average net assets                        0.85%      0.85%      0.85%      0.85%      0.85%
Ratio of net investment income (loss) to average net assets        2.68%      3.52%      3.77%      4.35%      4.63%
Portfolio turnover rate                                              81%        41%        28%        21%        36%
Net assets, end of period (in thousands)                     $1,044,659   $706,962   $565,569   $453,772   $500,905
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                             0.93%      1.00%      1.01%      1.03%      1.06%
  Net investment income (loss) to average net assets               2.60%      3.37%      3.61%      4.17%      4.42%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

                                                                 Year       Year      Year      Year      Year
                                                                Ended      Ended     Ended     Ended     Ended
                                                               6/30/15    6/30/14   6/30/13   6/30/12   6/30/11
                                                             ===================================================
Class C
Net asset value, beginning of period                         $   9.77   $  9.57   $  9.63   $  9.55   $  9.34
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.19   $  0.26   $  0.29   $  0.33   $  0.36
   Net realized and unrealized gain (loss) on investments       (0.14)     0.23     (0.06)     0.15      0.20
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.05   $  0.49   $  0.23   $  0.48   $  0.56
----------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.21)  $ (0.29)  $ (0.29)  $ (0.35)  $ (0.35)
   Net realized gain                                            (0.04)       --        --     (0.05)       --
----------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.25)  $ (0.29)  $ (0.29)  $ (0.40)  $ (0.35)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.20)  $  0.20   $ (0.06)  $  0.08   $  0.21
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.57   $  9.77   $  9.57   $  9.63   $  9.55
================================================================================================================
Total return*                                                    0.49%     5.20%     2.33%     5.12%     6.06%
Ratio of net expenses to average net assets                      1.63%     1.73%     1.72%     1.73%     1.73%
Ratio of net investment income (loss) to average net assets      1.89%     2.69%     2.93%     3.47%     3.75%
Portfolio turnover rate                                            81%       41%       28%       21%       36%
Net assets, end of period (in thousands)                     $114,222   $73,224   $87,763   $93,737   $82,915
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                           1.63%     1.73%     1.72%     1.73%     1.73%
  Net investment income (loss) to average net assets             1.89%     2.69%     2.93%     3.47%     3.75%
================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

                                                                 Year         Year       Year       Year       Year
                                                                Ended        Ended      Ended      Ended      Ended
                                                               6/30/15      6/30/14    6/30/13    6/30/12    6/30/11
                                                             ========================================================
Class Y
Net asset value, beginning of period                         $     9.79   $   9.58   $   9.65   $   9.57   $   9.36
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.30   $   0.36   $   0.39   $   0.44   $   0.47
   Net realized and unrealized gain (loss) on investments         (0.15)      0.24      (0.07)      0.14       0.20
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     0.15   $   0.60   $   0.32   $   0.58   $   0.67
---------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.31)  $  (0.39)  $  (0.39)  $  (0.45)  $  (0.46)
   Net realized gain                                              (0.04)        --         --      (0.05)        --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.35)  $  (0.39)  $  (0.39)  $  (0.50)  $  (0.46)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (0.20)  $   0.21   $  (0.07)  $   0.08   $   0.21
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $     9.59   $   9.79   $   9.58   $   9.65   $   9.57
=====================================================================================================================
Total return*                                                      1.59%      6.41%      3.34%      6.27%      7.25%
Ratio of net expenses to average net assets                        0.58%      0.66%      0.66%      0.65%      0.61%
Ratio of net investment income (loss) to average net assets        2.95%      3.72%      3.97%      4.55%      4.88%
Portfolio turnover rate                                              81%        41%        28%        21%        36%
Net assets, end of period (in thousands)                     $1,644,161   $871,801   $916,182   $847,072   $717,433
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                             0.58%      0.66%      0.66%      0.65%      0.61%
  Net investment income (loss) to average net assets               2.95%      3.72%      3.97%      4.55%      4.88%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

                    OWNERSHIP OF SHARES OF THE PIONEER FUNDS

     As of January 15, 2016, the Trustees and officers of each Pioneer Fund owned in the aggregate less than 1% of the outstanding shares of a Pioneer Fund. The following is a list of the holders of 5% or more of the outstanding shares of any class of a Pioneer Fund as of January 15, 2016.

------------------------------------------------------------------------------------------------------------------
 Pioneer Government Income Fund
------------------------------------------------------------------------------------------------------------------
 Record Holder                                         Share Class        Number of Shares       Percent of Class
------------------------------------------------------------------------------------------------------------------
 National Financial Services LLC for Exclusive           Class A              513085.102              5.67%
 Benefit of our Customers
 499 Washington Blvd
 Attn Mutual Funds Dept 4th Floor
 Jersey City NJ 07310-2010
------------------------------------------------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of its customers            Class C             348,196.870             24.88%
 Mutual Fund Administration
 4800 Deer Lake Dr
 Jacksonville FL 32246-6484
------------------------------------------------------------------------------------------------------------------
 Charles Schwab & Co Inc                                 Class C             258,141.520             18.44%
 Exclusive Benefit of its Customers
 Attn: Mutual Fund Dept
 211 Main St
 San Francisco CA 94105-1905
------------------------------------------------------------------------------------------------------------------
 Pershing LLC                                            Class C              87,920.032              6.28%
 1 Pershing Plz
 Jersey City NJ 07399-0001
------------------------------------------------------------------------------------------------------------------
 National Financial Services LLC for Exclusive           Class Y             200,808.792             38.39%
 Benefit of our Customers
 499 Washington Blvd
 Attn Mutual Funds Dept 4th Floor
 Jersey City NJ 07310-2010
------------------------------------------------------------------------------------------------------------------
 LPL Financial                                           Class Y             163,835.166             31.32%
 Omnibus Customer Account
 Attn: Mutual Fund Trading
 4707 Executive Dr
 San Diego CA 92121-3091
------------------------------------------------------------------------------------------------------------------
 Pershing LLC                                            Class Y              40,738.977              7.79%
 1 Pershing Plz
 Jersey City NJ 07399-0001
------------------------------------------------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of its customers            Class Y              39,707.508              7.59%
 Mutual Fund Administration
 4800 Deer Lake Dr
 Jacksonville FL 32246-6484
------------------------------------------------------------------------------------------------------------------
 Special Custody Acct for the Exclusive Benefit          Class Y              33,285.766              6.36%
 of Customer
 2801 Market St
 Saint Louis MO 63103-2523
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------
Record Holder                                          Share Class       Number of Shares        Percent of Class
------------------------------------------------------------------------------------------------------------------
MLPF&S for the Sole Benefit of its customers             Class A          28,180,739.108             25.88%
Mutual Fund Administration
4800 Deer Lake Dr
Jacksonville FL 32246-6484
------------------------------------------------------------------------------------------------------------------
National Financial Services LLC for Exclusive            Class A           9,654,538.959              8.87%
Benefit of our Customers
499 Washington Blvd
Attn Mutual Funds Dept 4th Floor
Jersey City NJ 07310-2010
------------------------------------------------------------------------------------------------------------------
American United Life                                     Class A           7,750,010.615              7.12%
AUL Group Retirement Annuity
Attn Separate Accounts
Po Box 368
Indianapolis IN 46206-0368
------------------------------------------------------------------------------------------------------------------
MLPF&S for the Sole Benefit of its customers             Class C           5,057,472.621             40.07%
Mutual Fund Administration
4800 Deer Lake Dr
Jacksonville FL 32246-6484
------------------------------------------------------------------------------------------------------------------
Morgan Stanley Smith Barney Harborside                   Class C           1,318,537.573             10.45%
Financial Center Plaza 2 3rd Floor
Jersey City NJ 07311
------------------------------------------------------------------------------------------------------------------
LPL Financial                                            Class C             771,089.276              6.11%
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr
San Diego CA 92121-3091
------------------------------------------------------------------------------------------------------------------
UBS WM USA                                               Class C             672,319.392              5.33%
Omni Account M/F
Attn: Department Manager
499 Washington Blvd Fl 9
Jersey City NJ 07310-2055
------------------------------------------------------------------------------------------------------------------
Special Custody Acct for the Exclusive Benefit           Class C             644,673.939              5.11%
of Customer
2801 Market St
Saint Louis MO 63103-2523
------------------------------------------------------------------------------------------------------------------
MLPF&S for the Sole Benefit of its customers            Class K*          12,258,527.586             39.45%
Mutual Fund Administration
4800 Deer Lake Dr
Jacksonville FL 32246-6484
------------------------------------------------------------------------------------------------------------------
Voya Retirement Insurance and Annuity Company            Class K           3,374,766.369             10.86%
One Orange Way B3N
Windsor CT 06095-4773
------------------------------------------------------------------------------------------------------------------
National Financial Services LLC for Exclusive            Class K           2,989,136.609              9.62%
Benefit of our Customers
499 Washington Blvd
Attn Mutual Funds Dept 4th Floor
Jersey City NJ 07310-2010
------------------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co                             Class K           2,934,921.000              9.45%
As Custodian
140 Broadway
New York NY 10005-1108
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------
 Record Holder                                         Share Class        Number of Shares      Percent of Class
------------------------------------------------------------------------------------------------------------------
 Brown Brothers Harriman & Co                            Class K           2,264,188.000              7.29%
 As Custodian
 140 Broadway
 New York NY 10005-1108
------------------------------------------------------------------------------------------------------------------
 Sammons Financial Network LLC                          Class R*           3,607,470.879             25.89%
 4546 Corporate Dr
 WDM IA 50266-5911
------------------------------------------------------------------------------------------------------------------
 State Street Bank & Trust as TTEE and /or               Class R           2,351,968.786             16.88%
 CUST FBO ADP Access Product
 1 Lincoln St
 Boston MA 02111-2901
------------------------------------------------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of its customers            Class R           2,310,563.266             16.58%
 Mutual Fund Administration
 4800 Deer Lake Dr
 Jacksonville FL 32246-6484
------------------------------------------------------------------------------------------------------------------
 National Financial Services LLC for Exclusive           Class R           1,451,969.273             10.42%
 Benefit of our Customers
 499 Washington Blvd
 Attn Mutual Funds Dept 4th Floor
 Jersey City NJ 07310-2010
------------------------------------------------------------------------------------------------------------------
 Voya Retirement Insurance and Annuity Company           Class R           1,313,415.039              9.43%
 One Orange Way B3N
 Windsor CT 06095-4773
------------------------------------------------------------------------------------------------------------------
 Attn NPIO Trade Desk                                    Class R             710,958.144              5.10%
 DCGT as TTEE and/or CUST
 FBO PLIC Various Retirement Plans
 711 High St
 Des Moines IA 50392-0001
------------------------------------------------------------------------------------------------------------------
 National Financial Services LLC for Exclusive           Class Y          37,791,528.883             20.21%
 Benefit of our Customers
 499 Washington Blvd
 Attn Mutual Funds Dept 4th Floor
 Jersey City NJ 07310-2010
------------------------------------------------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of its customers            Class Y          26,064,682.377             13.94%
 Mutual Fund Administration
 4800 Deer Lake Dr
 Jacksonville FL 32246-6484
------------------------------------------------------------------------------------------------------------------
 Edward D Jones & Co                                     Class Y          19,597,323.219             10.48%
 for the Benefit of Customers
 12555 Manchester Rd
 Saint Louis MO 63131-3729
------------------------------------------------------------------------------------------------------------------
 Charles Schwab & Co Inc                                 Class Y          10,267,198.017              5.49%
 Exclusive Benefit of its Customers
 Attn: Mutual Fund Dept
 211 Main St
 San Francisco CA 94105-1905
------------------------------------------------------------------------------------------------------------------

* Class K and Class R shares of the Acquiring Fund are not being issued in the Reorganization.

                                    EXPERTS

     The financial highlights and financial statements of each Pioneer Fund for the past five fiscal years are incorporated by reference into this Information Statement/Prospectus. Each Pioneer Fund's financial highlights and financial statements for the past two fiscal years have been audited by Deloitte & Touche LLP, independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing. Each Pioneer Fund's financial highlights and financial statements for the prior three fiscal years was audited by another independent registered public accounting firm.

                             AVAILABLE INFORMATION

     You can obtain more free information about each Pioneer Fund from your investment firm or by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about a Pioneer Fund, to request copies of a Pioneer Fund's statement of additional information and shareowner reports, and to make other inquiries.

     Visit our website www.pioneerinvestments.com

     Each Pioneer Fund makes available its statement of additional information and shareholder reports, free of charge, on the Pioneer Funds' website at www.pioneerinvestments.com. You also may find other information and updates about Pioneer and each Pioneer Fund, including Pioneer Fund performance information, on the Pioneer Funds' website.

     Shareholder reports. Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Pioneer Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each Pioneer Fund's performance during its last fiscal year.

     Statement of additional information. The statement of additional information of each Pioneer Fund provides more detailed information about the fund.

     You can also review and copy each Pioneer Fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also email requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

                                                              29053-00-1215 N-14

           EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the [ ] day of [ ], by and between Pioneer Bond Fund, a Delaware statutory trust (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Series Trust IV, a Delaware statutory trust (the "Acquired Trust"), on behalf of its series, Pioneer Government Income Fund (the "Acquired Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and, solely for purposes of paragraph 9.2 hereof, Pioneer Investment Management, Inc. ("Pioneer" or the "Acquiring Fund Adviser"). The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     WHEREAS, it is intended that the transaction contemplated by this Agreement constitute a "reorganization" as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (A) the issuance of Class A, Class C and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization (the "Closing Date"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund, on a class-by-class basis, in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

     WHEREAS, the Acquiring Fund and the Acquired Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of each of the Acquiring Fund and the Acquired Trust have determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and the Acquired Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund attributable to the corresponding class (determined as set forth in Paragraph 1.4) of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume all of the liabilities and obligations of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, the "Assumed Liabilities"). Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the Acquired Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder to the extent such records pertain to the Acquired Fund.

         (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein or in the Acquired Fund Tax Representation Certificate (as defined below) and made in connection with the issuance of the tax opinion provided for in Paragraph 8.4 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is practicable (the "Liquidation Date"), the Acquired Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of full and fractional Acquiring Fund Shares of each class corresponding to a class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that has, in each case, an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of the applicable class held of record by such Acquired Fund Shareholder on the Closing Date. Acquired Fund Shareholders shall receive Class A, Class C and Class Y Acquiring Fund Shares in exchange for Class A, Class C and Class Y Acquired Fund Shares, respectively. Such liquidation and distribution will be accomplished by the Acquired Trust instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares of each class due the Acquired Fund Shareholders. The Acquired Trust shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Acquired Trust with respect to the Acquired Fund for periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The NAV per share of each class of the Acquiring Fund Shares and the NAV per share of each class of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the "Valuation Time"). The Acquiring Fund Adviser shall compute the NAV per Acquiring Fund Share in the manner set forth in the Acquiring Fund's Agreement and Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall compute the NAV per share of the Acquired Fund in the manner set forth in the Acquired Trust's Agreement and Declaration of Trust, or By-Laws, and the Acquired Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund attributable to each class of the Acquired Fund Shares, as determined in accordance with Paragraph 2.1, by the NAV of an Acquiring Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Acquiring Fund Adviser or its agents in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be [ ], or such other earlier or later date as the parties may agree. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the

Closing Date unless otherwise agreed by the parties. The Closing shall be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three (3) business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Acquired Trust, on behalf of the Acquired Fund, shall deliver within one business day after the Closing a certificate of an authorized officer stating that all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable (in the judgment of the Acquiring Fund Board with respect to the Acquiring Fund and the Acquired Trust Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each party.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and U.S. federal tax withholding statuses of the Acquired Fund Shareholders (and any certificates reflecting that information) and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or Vice President or a Secretary or Assistant Secretary of the Acquired Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Acquired Trust's records by such officers or one of the Acquired Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on Schedule 4.1 of this Agreement, the Acquired Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund as follows:

         (a) The Acquired Fund is a series of the Acquired Trust. The Acquired Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

         (b) The Acquired Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

         (c) The Acquired Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of the Acquired Fund will not result in a material violation of, any provision of the Acquired Trust's Declaration or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which the Acquired Fund or any of its assets are bound;

         (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund's business. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

         (e) All material contracts or other commitments of the Acquired Fund (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) will terminate at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

         (f) The Statement of Assets and Liabilities of the Acquired Fund, and the related Statements of Operations and Changes in Net Assets, as of and for the fiscal year ended July 31, 2015, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities of the Acquired Fund and the related Statements of Operations and Changes in Net Assets as of such date and for the period then ended will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the Acquired Fund that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

         (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus or its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio, a decline in net assets of the Acquired Fund as a result of redemptions or the discharge of Acquired Fund liabilities shall not constitute a material adverse change;

         (h) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Trust's knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

         (i) The Acquired Fund is a separate series of the Acquired Trust treated as a separate corporation from each other series of the Acquired Trust under Section 851(g) of the Code. For each taxable year of its existence, including the taxable year ending on the Closing Date, the Acquired Fund has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied or will satisfy all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been or will be eligible to compute its federal income tax under Section 852 of the Code. On or before the Closing Date, the Acquired Fund will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of
(i) its net tax-exempt interest income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code) after reduction by any available capital loss carryforwards, and (b) any other amounts as necessary, in each case for all of its tax periods ending on or before the Closing Date, as dividends qualifying for the dividends-paid deduction under Section 561 of the Code, such that the Acquired Fund will have no unpaid tax liability under Section 852 of the Code for any tax period ending on or before the Closing Date.

For each calendar year (including the calendar year that includes the Closing
Date), the Acquired Fund will have made such distributions on or before the Closing Date as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, such Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code;

         (j) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

         (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

         (l) The Acquired Trust has the trust power and authority, on behalf of the Acquired Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (m) The information to be furnished by the Acquired Trust, on behalf of the Acquired Fund, to the Acquiring Fund for use in applications for orders, registration statements and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

         (n) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Acquired Trust or the Acquired Fund, except such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Investment Company Act and the rules and regulations of the Commission thereunder, state securities laws and the Hart-Scott-Rodino Act;

         (o) The provisions of the Acquired Trust's Declaration, the Acquired Trust's By-Laws and Delaware law do not require the shareholders of the Acquired Fund to approve this Agreement or the transactions contemplated herein in order for the Acquired Trust or the Acquired Fund to consummate the transactions contemplated herein;

         (p) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

         (q) The current prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

         (r) The Acquired Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Trust with respect to the Acquired Fund. All advertising and sales material currently used by the Acquired Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by the Acquired Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

         (s) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

         (t) The tax representation certificate to be delivered by the Acquired Trust on behalf of the Acquired Fund, to Morgan, Lewis & Bockius LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on Schedule 4.2 of this Agreement, the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, as follows:

         (a) The Acquiring Fund is a statutory trust validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

         (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

         (c) The current prospectus and statement of additional information of the Acquiring Fund and any amendment or supplement thereto, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission promulgated thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (d) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         (e) The Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Acquiring Fund will not result in a material violation of, any provisions of the Declaration or By-Laws of the Acquiring Fund or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Fund is a party or by which the Acquiring Fund or any of its assets is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund's business. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

         (g) The Statement of Assets and Liabilities of the Acquiring Fund, and the related Statements of Operations and Changes in Net Assets, as of and for the fiscal year ended June 30, 2015 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

         (h) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus or its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (h) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio, a decline in net assets of the Acquiring Fund as a result of redemptions or the discharge of Acquiring Fund liabilities shall not constitute a material adverse change;

         (i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

         (j) For each taxable year of its existence ending on or before the Closing Date, the Acquiring Fund has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been eligible to compute its federal income tax under Section 852 of the Code. On or before the Closing Date, the Acquiring Fund will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt interest income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), if any, after reduction by any available capital loss carryforwards, and (b) any other amounts as necessary, in each case for all of its tax periods ending on or before the Closing Date, as dividends qualifying for the dividends-paid deduction under
Section 561 of the Code, such that the Acquiring Fund will have no unpaid tax liability under Section 852 of the Code for any tax period ending on or before the Closing Date. For each calendar year ending on or before the Closing Date, the Acquiring Fund will have made such distributions on or before the Closing Date as are necessary so that for all calendar years ending on or before the Closing Date the Acquiring Fund will not have any unpaid tax liability under
Section 4982 of the Code. The Acquiring Fund expects to satisfy the requirements of Subchapter M of the Code for treatment as a regulated investment company and to be eligible for such treatment for its taxable year that includes the Closing Date;

         (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

         (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

         (m) The Acquiring Fund has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Trust, on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) The information to be furnished in writing by the Acquiring Fund for use in applications for orders, registration statements and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

         (o) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Acquiring Fund, except such as may be required under the Securities Act, the Exchange Act, the Investment Company Act and the rules and regulations of the Commission thereunder, state securities laws and the Hart-Scott-Rodino Act;

         (p) The Acquiring Fund currently complies in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Fund. All advertising and sales material currently used by the Acquiring Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by the Acquiring Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

         (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

         (r) The tax representation certificate to be delivered by the Acquiring Fund to Morgan, Lewis & Bockius LLP at the Closing pursuant to Paragraph 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.   COVENANTS OF THE FUNDS

     The Acquired Fund and the Acquiring Fund, respectively, hereby further covenant as follows:

     5.1 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement;

     5.2 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.3 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement;

     5.4 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Acquired Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Acquired Trust; and

     5.5 Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Acquired Fund or Acquired Trust, in the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, in the Acquiring Fund Tax Representation Certificate. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code and shall not take any position inconsistent with such treatment.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Fund shall have delivered to the Acquired Trust on the Closing Date a certificate of the Acquiring Fund, executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 6 has been met, and as to such other matters as the Acquired Trust shall reasonably request;

     6.3 The Acquiring Fund shall have delivered to Morgan, Lewis & Bockius LLP an Acquiring Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Acquiring Fund and the Acquired Trust, concerning certain tax-related matters; and

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Fund shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.4, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Acquired Trust's Treasurer or Assistant Treasurer;

     7.3 The Acquired Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate of the Acquired Trust, on behalf of the Acquired Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust made in this Agreement on behalf of the Acquired Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 7 has been met, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4 The Acquired Trust, on its own behalf and on behalf of the Acquired Fund, shall have delivered to Morgan, Lewis & Bockius LLP an Acquired Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Acquiring Fund and the Acquired Trust, concerning certain tax-related matters; and

     7.5 With respect to the Acquired Fund, the Board of Trustees of the Acquired Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.3 The registration statement on Form N-14 filed in connection with this Agreement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the registration statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.4 The parties shall have received an opinion of Morgan, Lewis & Bockius LLP, satisfactory to the Acquired Trust and the Acquiring Fund and subject to customary assumptions and qualifications, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Acquiring Fund Tax Representation Certificate and the Acquired Fund Tax Representation Certificate, for federal income tax purposes (i) the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a "party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund in the Reorganization on the transfer of the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, except for (A) gain or loss that may be recognized with respect to "section 1256 contracts" as defined in
Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund's taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (iii) the tax basis in the hands of the Acquiring Fund of the Acquired Assets will be the same as the tax basis of such Acquired Assets in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer; (iv) the holding period of each Acquired Asset transferred in the Reorganization in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Acquired Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Assets transferred in the Reorganization solely in exchange for Acquiring Fund Shares and the assumption of the Assumed Liabilities; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor; (viii) each Acquired Fund Shareholder's holding period for the Acquiring Fund Shares received in the Reorganization will include the holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of exchange. Notwithstanding anything in this Agreement to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.4.

     8.5 The Acquired Trust, on behalf of the Acquired Fund, shall have distributed to the Acquired Fund Shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of the Acquired Fund's investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by Pioneer that it will pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the registration statement on Form N-14). Each of the Acquired Fund and the Acquiring Fund agrees to pay 25% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the registration statement on Form N-14). Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either Fund to qualify for treatment as a "regulated investment company" within the meaning of Section 851 of the

Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368 of the Code or otherwise result in the imposition of tax on either Fund or on either Fund's shareholders.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Acquired Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The covenants to be performed after the Closing by both the Acquiring Fund and the Acquired Trust shall survive the Closing. The representations and warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

     (a) by resolution of the Acquiring Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

     (b) by resolution of the Acquired Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Trust or the Acquired Fund, or the trustees or officers of the Acquired Trust or the Acquiring Fund, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust and the Acquiring Fund; provided that nothing contained in this
Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Trust and the Acquiring Fund at 60 State Street, Boston, Massachusetts 02109.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [Section Sign] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                                   * * * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                   Pioneer Bond Fund,

By: --------------------------------      By: --------------------------------
Name:                                     Name:
Title:                                    Title:

Attest:                                   Pioneer Series Trust IV,
                                          on behalf of its series,
                                          Pioneer Government Income Fund

By: --------------------------------      By: --------------------------------
Name:                                     Name:
Title:                                    Title:

Attest:                                   Solely for purposes of paragraph 9.2
                                          of the Agreement:
                                          Pioneer Investment Management, Inc.

By: --------------------------------      By:--------------------------------
Name:                                     Name:
Title:                                    Title:

                                  SCHEDULE 4.1

                                  SCHEDULE 4.2

                                                               29053-00-1215 N14

                               PIONEER BOND FUND

                                60 State Street
                          Boston, Massachusetts 02109

                      STATEMENT OF ADDITIONAL INFORMATION

                              February 1, 2016

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the related combined Information Statement and Prospectus (also dated February 1, 2016) which covers Class A, Class C and Class Y shares of Pioneer Bond Fund to be issued in exchange for corresponding shares of Pioneer Government Income Fund. Please retain this Statement of Additional Information for further reference.

The Prospectus is available to you from Pioneer Investment Management, Inc. free of charge by calling 1-800-225-6292.

                                                                           Page
                                                                           ----
INTRODUCTION                                                                2

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE                            2

ADDITIONAL INFORMATION ABOUT EACH PIONEER FUND                              3

PRO FORMA COMBINED FINANCIAL STATEMENTS                                     3

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in an Information Statement and Prospectus dated February 1, 2016 (the "Information Statement and Prospectus") relating to the reorganization of Pioneer Government Income Fund into Pioneer Bond Fund.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

    The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.


1.  Pioneer Bond Fund's Statement of Additional Information dated
November 1, 2015, as supplemented (File No. 2-62436 and 811-02864), as filed with the Securities and Exchange Commission on October 28, 2015 (Accession No. 0000276776-15-000106) is incorporated herein by reference.

2.  The Annual Report of Pioneer Bond Fund for the fiscal year ended
June 30, 2015 (File No. 811-02864), as filed with the Securities and Exchange Commission on August 28, 2015 (Accession No. 0000276776-15-000085) is incorporated herein by reference.

3. Pioneer Government Income Fund's Statement of Additional Information dated December 1, 2015, as supplemented (File No. 333-126384 and 811-21781), as filed with the Securities and Exchange Commission on November 23, 2015 (Accession No. 0001331854-15-000035) is incorporated herein by reference.

4. Pioneer Government Income Fund's Annual Report for the fiscal year ended July 31, 2015 (File No. 811-21781), as filed with the Securities and Exchange Commission on September 29, 2015 (Accession No. 0001288255-15-000016) is incorporated herein by reference.

                          ADDITIONAL INFORMATION ABOUT
                               EACH PIONEER FUND

    Additional information about each Pioneer Fund can be found in the most recent Statement of Additional Information of each Pioneer Fund, which is incorporated by reference into this registration statement.


                          PRO FORMA COMBINED FINANCIAL STATEMENTS

    No pro forma combined financial statements have been prepared relating to the reorganization of Pioneer Government Income Fund into Pioneer Bond Fund because the net asset value of Pioneer Government Income Fund does not exceed 10 percent of the Pioneer Bond Fund's net asset value as measured as of January 22, 2016 which is within 30 days prior to the filing of this registration statement.

                                     PART C

                                OTHER INFORMATION
                                PIONEER BOND FUND

ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 30 of the most recently filed Registration Statement of Pioneer Bond Fund (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 002-62436 and 811-02864), as filed with the Securities and Exchange Commission on October 28, 2015 (Accession No. 0000276776-15-000106), which information is incorporated herein by reference.

ITEM 16. EXHIBITS

(1)(a)   Amended and Restated Agreement and Declaration of Trust             (7)
(1)(b)   Amendment to Amended and Restated Agreement and Declaration of      (8)
         Trust
(1)(c) Schedule A and Schedule B to Amended and Restated Agreement and (12) Declaration of Trust
(1)(d)   Certificate of Trust                                                (1)
(2)      Amended and Restated By-Laws                                        (7)
(3)      Not applicable
(4)      Form of Agreement and Plan of Reorganization                        (*)
(5)      Reference is made to Exhibits (1) and (2) hereof
(6)(a)   Amended and Restated Management Agreement (November 12, 2013)      (11)
(6)(b)   Expense Limit Agreement                                            (12)
(7)(a)   Underwriting Agreement                                              (2)
(7)(b)   Dealer Sales Agreement                                              (6)
(8)      Not applicable
(9)(a)   Custodian Agreement between the Trust and Brown Brothers            (5)
         Harriman & Co.
(9)(b)   Amended Appendix A to Custodian Agreement (December 10, 2014)      (12)
(10)(a)  Amended and Restated Pioneer Funds Distribution Plan               (12)
         (November 10, 2014)
(10)(b)  Class R Service Plan                                                (4)
(10)(c)  Multi-Class Plan Pursuant to Rule 18f-3                            (10)
(11)     Opinion of Counsel (legality of securities being offered)          (13)
(12)     Form of opinion as to tax matters and consent                      (13)
(13)(a)  Investment Company Service Agreement                                (5)
(13)(b) Amendment No. 8 to Master Investment Company Service Agreement (12) (December 10, 2014)
(13)(c)  Amended and Restated Administration Agreement (August 1, 2014)     (12)
(13)(d)  Administrative Agency Agreement (March 5, 2012)                     (9)
(13)(e)  Appendix A to Administrative Agency Agreement (December 10, 2014)  (12)
(14)     Consent of Independent Registered Public Accounting Firm           (**)
(15)     Not applicable
(16)     Powers of Attorney                                                 (13)
(17)(a) Code of Ethics of the Pioneer Funds, Pioneer Funds Distributor, (11) Inc., Pioneer Institutional Asset Management, Inc., and Pioneer Investment Management, Inc. (September 20, 2013)
(17)(b)  Prospectus of Pioneer Bond Fund dated November 1, 2015, as         (13)
         supplemented, and Statement of Additional Information of Pioneer
         Bond Fund dated November 1, 2015, as supplemented.
(17)(c) Prospectus of Pioneer Government Income Fund dated December 1, (13) 2015, as supplemented, and Statement of Additional Information of Pioneer Government Income Fund dated December 1, 2015, as supplemented.
(17)(d)  Annual Report of Pioneer Bond Fund for the fiscal year ended       (13)
         June 30, 2015.
(17)(e) Annual Report of Pioneer Government Income Fund for the fiscal (13) year ended July 31, 2015.

(1) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement (File No. 2-62436) with the Securities and Exchange Commission (the "SEC") on May 14, 1999 (Accession No. 0000276776-99-000013).

(2) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 34 to the Registrant's Registration Statement with the SEC on October 29, 2001 (Accession No. 0000276776-01-500036).

(3) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement with the SEC on October 29, 2002 (Accession No. 0000276776-03-000002).

(4) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 36 to the Registrant's Registration Statement with the SEC on February 24, 2003 (Accession No. 0000276776-03-000002).

(5) Previously filed. Incorporated herein by reference from the exhibits filed with the Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-62436 and 811-02864) as filed with the SEC on October 27, 2006 (Accession No. 0000276776-06-000037).

(6) Previously filed. Incorporated herein by reference from the exhibits filed with the Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-62436 and 811-02864) as filed with the SEC on July 3, 2007 (Accession No. 0000276776-07-000075).

(7) Previously filed. Incorporated herein by reference from the exhibits filed with the Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-62436 and 811-02864) as filed with the SEC on October 27, 2008 (Accession No. 0000276776-08-000052).

(8) Previously filed. Incorporated herein by reference from the exhibits filed with the Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-62436 and 811-02864) as filed with the SEC on October 28, 2010 (Accession No. 0000276776-10-000023).

(9) Previously filed. Incorporated herein by reference from the exhibits filed with the Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-62436 and 811-02864) as filed with the SEC on October 26, 2012 (Accession No. 0000276776-12-000032).

(10) Previously filed. Incorporated herein by reference from the exhibits filed with the Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-62436 and 811-02864) as filed with the SEC on December 14, 2012 (Accession No. 0000276776-12-000042).

(11) Previously filed. Incorporated herein by reference from the exhibits filed with the Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-62436 and 811-02864) as filed with the SEC on October 1, 2014 (Accession No. 0000276776-14-000098).

(12) Previously filed. Incorporated herein by reference from the exhibits filed with the Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-62436 and 811-02864) as filed with the SEC on October 28, 2015 (Accession No. 0000276776-15-000106).

(13) Previously filed. Incorporated herein by reference from the exhibits filed with the Registrant's Registration Statement on Form N-14 (File No. 333-208696) as filed with the SEC on December 22, 2015 (Accession No. 0000276776-15-000123).

(*) Attached as Exhibit A to the combined Information Statement/Prospectus

(**) Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganization contemplated by this Registration Statement on Form N-14.

(4) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-14 pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, on the 1st day of February, 2016.

        PIONEER BOND FUND

        By: /s/ Lisa M. Jones
            --------------------------
            Name:  Lisa M. Jones
            Title: President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                  Title                                          Date
---------                  -----                                          ----
/s/ Lisa M. Jones          President (Principal Executive Officer)        February 1, 2016
-------------------------
Lisa M. Jones

/s/ Mark E. Bradley        Treasurer (Principal Financial and Accounting  February 1, 2016
-------------------------  Officer)
Mark E. Bradley

/s/ David R. Bock*         Trustee                                        February 1, 2016
-------------------------
David R. Bock

/s/ Benjamin M. Friedman*  Trustee                                        February 1, 2016
-------------------------
Benjamin M. Friedman

/s/ Margaret B.W. Graham*  Trustee                                        February 1, 2016
-------------------------
Margaret B.W. Graham

/s/ Thomas J. Perna*       Chairman of the Board and Trustee              February 1, 2016
-------------------------
Thomas J. Perna

/s/ Marguerite A. Piret*   Trustee                                        February 1, 2016
-------------------------
Marguerite A. Piret

/s/ Fred J. Ricciardi*     Trustee                                        February 1, 2016
-------------------------
Fred J. Ricciardi

/s/ Kenneth J. Taubes*     Trustee                                        February 1, 2016
-------------------------
Kenneth J. Taubes

* By: /s/ Lisa M. Jones
      ---------------------------------------
      Lisa M. Jones, Attorney-in-Fact

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.    Description
-----------    -----------

(14)           Consent of Independent Registered Public Accounting Firm